                                                                    EXHIBIT 10.3
--------------------------------------------------------------------------------

                              AGREEMENT OF LEASE



                                    BETWEEN




                     CROW WINTHROP OPERATING PARTNERSHIP,

                                   LANDLORD



                                      and


                    T.A.R. PREFERRED MORTGAGE CORPORATION,

                                    TENANT

--------------------------------------------------------------------------------

                            BASIC LEASE INFORMATION


                               PARK PLACE LEASE

 1.  LEASE DATE:    As of January __, 1997.

 2.  LANDLORD:  Crow Winthrop Operating Partnership, a Maryland general partnership

 3.  ADDRESS OF LANDLORD:  3333 Michelson Drive, Suite 210
                           Irvine, California 92612
                           Attention:  Ms. Janine R. Padia

 4.  TENANT:        T.A.R. Preferred Mortgage Corporation, a California
                    corporation.
        dba:  Preferred Mortgage

 5.  ADDRESS OF TENANT:
     (Prior to Term Commencement Date)         (After Term Commencement Date)
     19782 MacArthur Boulevard,                   3355 Michelson Drive,
     Suite 250                                    Suite 300
     Irvine, California 92612                  Irvine, California 92612
     Attention: Mr. Walter F. Villaume         Attention: Mr. Walter F. Villaume

6. PREMISES:   Suite 400, deemed to contain approximately 46,911 rentable square feet and 41,884 useable square feet located on the fourth (4th) floor of the Building at 3347 Michelson Drive, Irvine, California as depicted on Exhibit B-
                                                                      ---------
  1 attached hereto, and subject to adjustment as provided in the Lease and
  -
  Suite 300, deemed to contain approximately 31,760 rentable square feet and 28,357 useable square feet located on the third (3rd) floor of the Building at 3355 Michelson Drive, Irvine, California, as depicted on Exhibit B-2 attached
                                                           -----------
  hereto, and subject to adjustment as provided in the Lease.

 7.  SCHEDULED TERM COMMENCEMENT DATE:  January 15, 1997

 8.  SCHEDULED LENGTH OF TERM:   approximately sixty-two (62) months

 9.  SCHEDULED TERM EXPIRATION DATE:  March 31, 2002

10. RENT: Basic Rent: The Basic Rent shall be paid according to the following schedule:

     (a) for the period commencing on the Term Commencement Date and terminating on the day immediately prior to the thirty (30) month anniversary of the Rent Commencement Date (the "Rent Increase Date"), One Million Three Hundred Sixty-Eight Thousand Eight Hundred Fifty-Eight and 00/100 ($1,368,858.00) Dollars per annum, payable in equal monthly installments of One Hundred Fourteen Thousand Seventy-One and 50/100 ($114,071.50) Dollars each; and

     (b) for the period commencing on the Rent Increase Date and terminating on the Term Expiration Date, One Million Four Hundred Sixty-Three Thousand Two Hundred Sixty-Two and 00/100 ($1,463,262.00) Dollars per annum, payable in equal monthly installments of One Hundred Twenty-One Thousand Nine Hundred Thirty-Eight and 50/100 ($121,938.50) Dollars each.

Notwithstanding anything to the contrary hereinabove set forth, provided this Lease is in full force and effect and Tenant is not in default under this Lease, Tenant shall be entitled to a credit against the Basic Rent (i) for the entire Premises for the period commencing on the Term Commencement Date and ending on (and including) March 31, 1997, and (ii) for a portion of the Premises constituting 16,911 rentable square feet of space in the Building at 3347 Michelson Drive, Irvine, California (the "Rent Credit Space") for the period commencing on April 1, 1997 and ending on (and including) March 31, 1998, in the aggregate amount of Two Hundred Ninety-Four Thousand Two Hundred Fifty-One and 40/100 ($294,251.40) Dollars, which credit shall be applied in twelve (12) equal monthly installments of Twenty-Four Thousand Five Hundred Twenty and 95/100 ($24,520.95) Dollars each.

11. RENT COMMENCEMENT DATE: April 1, 1997, subject to the terms of paragraph 10 above.

12.  BASE YEAR:  calendar year 1997

13. TENANT'S OPERATING EXPENSES: Tenant shall pay as additional rent in each calendar year of the Term, the difference between (a) the actual amount of Tenant's Share of Operating Expenses for the subject calendar year, and (b) the actual amount of Tenant's Share of Operating Expenses for the Base Year (the "Base Year Operating Expenses"). The difference between (a) and (b) is referred to in this Lease as "Tenant's Operating Expenses." Tenant shall pay monthly installments of Tenant's Operating Expenses as provided in Article XXV.

14. TENANT'S SHARE: four and seven-tenths percent (4.7%), subject to adjustment as provided in the Lease.

15.  PERMITTED USE:    General Offices

16.  PARKING SPACES:   Two Hundred Eighty (280) non-exclusive, unreserved
                       parking spaces and eight (8) non-exclusive, reserved unreserved parking spaces and surface parking spaces

17.  SECURITY DEPOSIT: $125,478.65, to be increased as provided in Section 4.03 hereof.

18.  GUARANTORS:       Todd Rodriguez, Walter Villaume and Cynthia Villaume

19.  BROKERS:          Equis of California

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and this Lease, the provisions of the Lease shall control.

INITIAL: LANDLORD_________  TENANT_________

                            PARK PLACE OFFICE LEASE
                            -----------------------



THIS LEASE ("Lease") is made as of this ____ day of January, 1997, between Crow Winthrop Operating Partnership, a Maryland general partnership ("Landlord"), and T.A.R. Preferred Mortgage Corporation, a California corporation ("Tenant").



                               R E C I T A L S :
                               - - - - - - - -

     A. Landlord is the owner of a complex of buildings and improvements known by street numbers as 3333-3355 Michelson Drive in the City of Irvine, County of Orange, State of California, and referred to herein as the "Facility", which Facility is located on the tract of real property more fully described in Exhibit A attached hereto and incorporated herein by this reference. The
---------
Facility and the Project within which the Facility is located is depicted on the Site Plan attached hereto as Exhibit A-1.
                             -----------

     B. Landlord desires to lease to Tenant and Tenant desires to hire from Landlord, the Premises, within the Facility, as designated on the Site Plan of the Premises attached hereto as Exhibit B-1 and Exhibit B-2 incorporated herein
                                 -----------     -----------
by reference.

NOW, THEREFORE, in consideration of the rents and covenants provided for below, Landlord and Tenant do hereby agree as follows:



                            ARTICLE I - DEFINITIONS


The defined terms for this Lease are set forth on Exhibit C attached hereto and
                                                  ---------
incorporated herein by reference. A defined term is identified by initial capital letters throughout all provisions of this Lease, including, without limitation, the Basic Lease Information, the Recitals and the Exhibits. Reference should be made to Exhibit C for the meaning of a defined term.
                            ---------



                             ARTICLE II - PREMISES

     2.01 LEASE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration of this Lease to keep and perform their respective obligations under this Lease. Tenant acknowledges that this Lease is subject to all existing liens, encumbrances, deeds of trust, reservations, restrictions and other matters whether or not of record affecting the Premises and to all Applicable Laws; provided, however, Landlord represents and warrants to Tenant that to Landlord's actual knowledge, after no independent inquiry, the provisions of such liens, encumbrances, deeds of trust, reservations and restrictions known to Landlord do not preclude Landlord from leasing the Premises to Tenant as herein provided.

     2.02 CALCULATIONS OF AREAS. Throughout the Term, the Facility may change in size as a result of additional development. In such event, appropriate adjustments relating to Tenant's Share of Operating Expenses and other calculations based on areas of the Facility shall be made by Landlord pursuant to the terms and conditions of this Lease. Tenant shall execute and return to Landlord an appropriate certificate reasonably provided by Landlord when necessitated because of any change in or recalculation of the Premises or the Facility or any redesignation of the Common Area within fifteen (15) days of receipt from Landlord; it being agreed, however, that any such certificate which is consistent with the terms of this Lease, shall be binding upon Tenant notwithstanding Tenant's failure to timely execute and return same to Landlord.

     2.03 COMMON AREA. Throughout the Term of this Lease, Tenant shall have the non-exclusive right to the use, in common with others, of the Common Area and the Facility Common Area subject to the provisions of this Lease, all Applicable Laws and the Rules and Regulations referred to in Article XVII and incorporated herein by reference. Tenant's right to use the Common Area and the Facility Common Area shall terminate upon the termination of this Lease. Landlord reserves for itself and for all other owner(s) and operator(s) of the Common Area, the Facility Common Area and the balance of the Facility, the right from time to time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to: (i) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building, provided, however, nothing contained herein shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building, the Facility or any part thereof, other than as herein expressly provided; (ii) make changes to the design and layout of the Facility, including, without limitation, changes to buildings, driveways, entrances, passageway, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Facility, loading and unloading areas, direction of traffic, landscaped areas, walkways and parking spaces and parking areas; and (iii) use or close temporarily the Common Area, the Facility Common Area and/or other portions of the Facility or the Project while engaged in making improvements, repairs or alterations to the Building, the Common Area, the Facility Common Area, the Facility, or any portion thereof, and (iv) change the name and numbers of designation by which the Building and the Facility are commonly known. In connection with the performance of any of the foregoing, Landlord shall use its reasonable efforts to perform same in a manner intended to minimize material interference with Tenant's use of the Premises; provided however, Landlord shall not be obligated to use overtime or premium-pay labor in connection therewith. To the extent the location or amount, or both, of Common Area changes or the Facility Common Area changes in or during any calendar year Landlord shall include the Common Area and the Facility Common Area, as so adjusted and calculated, for purposes of calculating Operating Expenses for such portion of the calendar year as such change was in and all subsequent calendar years.

     2.04 ACCESS. Subject to the terms of this Lease, Tenant shall have continuous access twenty-four (24) hours per day, seven (7) days per week to the Premises. Landlord reserves the right to require Tenant to comply with Landlord's security procedures and practices as may be established from time to time by Landlord.



                       ARTICLE III - TERM AND POSSESSION


     3.01 TERM COMMENCEMENT. The Term of this Lease shall be for the period designated in the Basic Lease Information and, except as otherwise provided herein, shall continue in full force and effect until the Term Expiration Date. Promptly following the Term Commencement Date, Landlord shall deliver to Tenant a declaration in the form attached hereto as Exhibit D and
                                                               ---------
incorporated herein by reference (the "Commencement Memorandum"). The Commencement Memorandum shall specify the Term Commencement Date, the Term Expiration Date, the rentable and useable square footage deemed to be in the Premises and Tenant's Share and shall be binding upon Tenant as to the matters therein stated unless Tenant objects thereto within five (5) days of Tenant's receipt of the Commencement Memorandum. Unless otherwise provided herein, Tenant's obligation to pay Basic Rent and its other obligations for payment under this Lease shall commence upon the Term Commencement Date.

     3.02 DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with terms of this Lease. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following:
(i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant's obligations under this Lease, executed by the Guarantors; (ii) the Security Deposit and the first installment of Basic Rent; (iii) executed copies of policies of insurance or certificates thereof as required under Section 10.04 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership or other similar documentation.

     3.03 CONDITION OF PREMISES. Landlord represents and warrants that, as of the date hereof, to Landlord's actual knowledge, without any additional inquiry (i) except as is disclosed in that certain Proposition 65 Compliance Notification which Landlord has delivered to Tenant (A) Landlord has received no written notice of any alleged violation of any Applicable Law at the Premises with respect to Hazardous Materials; and (B) the Building is in compliance with all Applicable Laws regulating the handling, transportation, storage, treatment, use and disposal of Hazardous Materials; and (ii) Landlord has or will exercise its good faith efforts to cause the Building (other than the Premises and other space leased or available for leasing to tenants in the Building) to be in compliance with the provisions of Title III of the Americans with Disabilities Act of 1990 ("ADA"); provided, however, Tenant shall be responsible, at Tenant's sole cost and expense, for compliance with ADA to the extent pertaining to any repairs, improvements or Alterations performed by or on behalf of Tenant in the Premises. Subject to the foregoing representations and covenants, Tenant agrees to accept possession of the Premises in the condition which shall exist on the Term Commencement Date "as is" except for the performance of the Preliminary Tenant Improvements in accordance with the Preliminary Tenant Improvement Agreement attached hereto as Exhibit E-1 and incorporated herein by reference
                             -----------
and except for the performance of the Subsequent Tenant Improvements in accordance with and subject to the terms of the Subsequent Tenant Improvement Agreement attached hereto as Exhibit E-2 and incorporated herein by reference;
                             -----------
Tenant further agrees that Landlord shall have no other obligation to perform any work, make any installations or incur any expense in order to prepare the Premises for Tenant's occupancy. Taking possession of the Premises, shall be deemed to be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises, the Building, the Facility and the Project were in good and satisfactory condition. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Facility, the Project or any portions thereof or with respect to the suitability of same for the conduct of

Tenant's business and Tenant further acknowledges that Landlord will have no obligation to construct or complete any additional buildings or improvements within the Facility or the Project.



                               ARTICLE IV - RENT


     4.01 BASIC RENT. Tenant shall pay to Landlord throughout the Term, Basic Rent as specified in the Basic Lease Information, payable in equal monthly installments in advance commencing on the Term Commencement Date and continuing on the first day of each calendar month during every year of the Term in lawful money of the United States, without deduction or offset whatsoever; provided, however, that Tenant shall pay the first full month's Basic Rent to Landlord upon Tenant's execution of this Lease. Basic Rent shall be paid to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing by notice given as herein provided. If payment of Basic Rent is to begin on a day other than the first day of a calendar month as provided in this Section 4.01, then Basic Rent shall be prorated on a per diem basis, and the prorated on a per diem basis installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. If the Term terminates on other than the last day of a calendar month, then the Basic Rent shall be prorated as well and the prorated installment shall be paid on the first day of the calendar month next preceding the date of termination.

     4.02 OPERATING EXPENSES. In addition to Basic Rent, Tenant shall pay as additional rent, Tenant's Operating Expenses as provided in Article XXV, without abatement or offset.

     4.03 SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the security deposit set forth in the Basic Lease Information. On the Expansion Date, Tenant shall deposit with Landlord an additional security deposit in an amount equal to the product of (i) the first month's rent for the Expansion Space (as hereinafter defined), multiplied by
                                                                ------------
(ii) One Hundred Ten (110%) percent (the product thereof being hereinafter referred to as the "Additional Security Deposit"; the security deposit set forth in the Basic Lease Information, together with the Additional Security Deposit are herein collectively referred to as the "Security Deposit"). The Security Deposit shall be held as security for the full and faithful performance by Tenant of all of its covenants and obligations under this Lease, including, without limitation, the surrender of possession of the Premises to Landlord as herein provided. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, or for the payment of any other sum which Landlord may expend or be required to expend in connection with Tenant's default, or to compensate Landlord for any loss or damage sustained by Landlord in connection with Tenant's default including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Landlord. If Landlord uses or applies all or any portion of the Security Deposit, Tenant shall immediately on demand pay Landlord in cash or readily available funds, a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to restore the Security Deposit to its original amount. Tenant's failure to deposit the Security Deposit or maintain the Security Deposit in its original amount, shall constitute an Event of Default under Article XIX of this Lease. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, Landlord shall return the Security Deposit to Tenant after the Term Expiration Date and after delivery of the entire possession of the Premises to Landlord in accordance with the terms of this Lease. Landlord shall not be deemed to be a trustee with respect to the Security Deposit, and shall not be required to keep the Security Deposit separate from its general funds. Tenant shall be entitled to no interest on the Security Deposit. Should Landlord transfer its interest in the Premises during the Term hereof and deposit with the transferee thereof the unappropriated Security Deposit funds, Landlord's obligations with respect to the Security Deposit will be discharged and Tenant shall look solely to the new landlord for the return of the Security Deposit.


     4.04 PAYMENT; LATE CHARGES. Tenant shall pay Landlord all amounts due from Tenant to Landlord hereunder, whether for Rent or otherwise, in lawful money of the United States, without deduction or offset whatsoever and without notice or demand except as otherwise provided herein. Tenant acknowledges that late payment by Tenant of any payment owed to Landlord under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five
(5) days after the date when such payment is due, Tenant shall pay to Landlord, in addition to such installment of Rent or such additional rent, as the case may be, as a late charge and as additional rent, interest on such late amount at the Interest Rate accruing from the date such amount becomes due until the date such amount is paid. In addition, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue Rent as a late charge. Payment of interest and the late charge is not an alternative means of performance of Tenant's obligation to pay Rent when due, and acceptance of interest and the late charge shall not cure or waive Tenant's default, nor prevent Landlord from exercising, before or after such acceptance, any rights or remedies for a default provided by this Lease. The parties agree that such interest and late charge represent a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant. If Tenant is subject to late charges more than three (3) times in any period of twelve (12) months during the Term, Landlord shall have the right to require Tenant thereafter to pay all installments of Rent quarterly in advance throughout the remainder of the Term.

     4.05 ALL PAYMENTS AS RENT. Any and all payments of Basic Rent, Tenant's Operating Expenses and any and all taxes, fees, charges, costs, expenses, insurance obligations and all other payments, disbursements or reimbursements which are attributable to, payable by or the responsibility of Tenant under and by reason of this Lease are payable as additional rent and shall constitute "rent" within the meaning of California Civil Code Section 1951(a).



             ARTICLE V - RESTRICTIONS ON USE/COMPLIANCE WITH LAWS


     5.01 USE. Tenant shall use the Premises for the Permitted Use and for no other use or purpose. Nothing in this Lease shall be deemed to give Tenant any exclusive right to such use in the Building, the Facility or the Project. Tenant shall not do or permit to be done in or about the Premises nor bring, keep or permit to be brought or kept therein, anything which is prohibited by the attached Exhibit G or which is in conflict with or will invalidate any
             ---------
insurance policy covering the Building, the Facility, the Project or any part thereof or which will in any way increase the existing rate of, or affect, any fire or other insurance upon the building or its contents, or which will cause a weight load or stress on the floor or any other portion of the Premises in excess of the weight load or stress which the floor or other portion of the Premises is designed to bear. Tenant, at Tenant's sole expense, shall comply with all Applicable Laws affecting the Premises, and the requirements of any board of fire underwriters or other similar body, now or hereafter instituted, and shall also comply with any order, directive or certificate of occupancy issued pursuant to any Applicable Laws, which affect the condition, use or occupancy of the Premises, including but not limited to, any requirements of structural changes or other alterations related to or affected by Tenant's acts, occupancy, use or alteration of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether or not Landlord is a party to such action, shall be conclusive as between Landlord and Tenant in establishing such violation. If by reason of Tenant's failure to comply with the provisions of this Article, the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Facility, the Building or the Premises issued by the California Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Premises.



                           ARTICLE VI - ALTERATIONS


     6.01 TENANT ALTERATIONS. Tenant shall not make or perform or permit the making or performance of any alterations, additions or improvements (collectively, "Alterations") to the Premises without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion. Notwithstanding the foregoing, (i) Landlord shall not unreasonably withhold or delay its consent to any Non-Structural Alterations and (ii) Tenant shall have the right to make Cosmetic Alterations without Landlord's prior written consent, provided that in both cases, Tenant shall provide to Tenant, at least ten (10) days prior to the commencement of such Alterations, notice of the Alterations to be performed and the terms, conditions and provisions of this Lease regarding Alterations are otherwise fully complied with. If Landlord consents to the making of any Alterations by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, and all such Alterations shall be done in strict compliance with the provisions of this Article VI. Notwithstanding the foregoing, with respect to Cosmetic Alterations only, Tenant shall not be required to cause drawings, plans and specifications to be prepared with respect to such Cosmetic Alterations if such drawings, plans and specifications are not otherwise required to be prepared in order to obtain any permit or other required governmental or quasi-governmental approval, but Tenant shall furnish Landlord with copies of any existing drawings, plans and specifications actually prepared with respect to such Cosmetic Alterations, if any.

     6.02 INSTALLATION OF ALTERATIONS. Any Alterations installed by or on behalf of Tenant within the Premises shall be done in strict compliance with all of the following:

     (a) No such work shall proceed without (i) Landlord's prior approval of Tenant's contractor(s) and subcontractor(s); (ii) Landlord's receipt of duplicate original policies of comprehensive public liability (including property damage coverage) insurance and worker's compensation insurance (covering all persons to be employed by Tenant and Tenant's contractors and subcontractors in connection with such Alteration) in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, its property manager and their respective agents as additional insureds; (iii) Landlord's receipt and approval of detailed plans and specifications (including layout, architectural, mechanical and structural drawings stamped by a professional engineer or architect licensed in the State of California) for each proposed Alteration, subject to the terms of Section 6.01 above; (iv) Tenant paying to Landlord all out of pocket costs and expenses incurred by Landlord in connection with Landlord's review of Tenant's plans and specifications; it being understood and agreed that Landlord shall not engage any third party consultant to review the named Tenant's plans and specifications unless Landlord in its sole and absolute discretion deems such review necessary because of the nature or complexity of named Tenant's proposed Alterations; and (v) Tenant obtaining, at its expense, all permits, approvals and certificates required by any governmental or quasi-governmental bodies.

     (b) All such work shall be performed: (i) in accordance with the plans and specifications submitted to and approved by Landlord, subject to the terms of
Section 6.01 above; (ii) in a lien-free and first-class and workmanlike manner,
(iii) in compliance with all Applicable Laws including, without limitation, ADA, a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced; (iv) in such a manner so as not to interfere with the occupancy and enjoyment of any other tenant or occupant in the Facility and not to impose any additional expense upon or delay Landlord in the maintenance and operation of the Facility and (v) in such a manner so as not to affect any part of the Building or the Facility other than the Premises. Any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and/or corrected at Tenant's expense. Landlord's approval or consent to any such work shall not impose any liability upon Landlord as to completeness, design sufficiency or compliance with Applicable Laws. In approving any Alterations, Landlord reserves the right to require Tenant to increase its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as required by this Lease; it being agreed, that Landlord shall act in good faith in connection with increasing the Security Deposit as aforesaid.

     (c) All materials and equipment to be incorporated in the Premises (i) shall be first quality and (ii) shall not be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement.

     (d) Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in connection with the performance of any Alteration by Tenant, including, without limitation, expenses incurred in connection with any substandard work performed by Tenant or Tenant's contractors, by reason of delays caused by such work and by reason of inadequate cleanup following completion of such work.

     (e) Tenant or its contractors will in no event be allowed to make Alterations which: (i) affect the plumbing, mechanical, electrical, sanitary, life safety, heating, ventilation or air conditioning or other systems or services of the Facility or the proper functioning thereof, (ii) affect the structural integrity of the Facility; (iii) affect any area outside the Premises including the exterior appearance of the Facility or any of the Common Areas;
(iv) in Landlord's reasonable opinion, lessen the value or utility of the Facility; or (v) will violate or require a change in any occupancy certificate or permit applicable to the Premises.

     (f) All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion. If Tenant's Alterations have not been completed within a reasonable time after the commencement of such Alterations, Landlord may, after ten (10) days prior notice to Tenant (other than in event of an emergency), cause such Alterations to be completed, in which event Tenant shall reimburse Landlord for Landlord's reasonable costs of completing such work upon Landlord's demand, and the amount of Landlord's completion costs to be reimbursed by Tenant, together with interest thereon at the Interest Rate shall constitute additional rent under this Lease and shall be paid by Tenant with the next due monthly Basic Rent payment after Landlord's demand.

     (g) Tenant shall obtain any bonds required by Landlord.

     (h) Upon completion of any Alteration, Tenant, at Tenant's expense, shall
(i) obtain certificates of final approval of such Alteration required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof and (ii) furnish Landlord with "as-built" drawings showing such Alterations.

     (i) Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises whether in connection with any Alteration or otherwise, if, in Landlord's sole discretion, such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Facility or the Project by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Facility or the Project, as the case may be, immediately.

     6.03 REMOVAL OF ALTERATIONS. The Tenant Improvements, including, without limitation, all affixed sinks, dishwashers, microwave ovens and other fixtures and all Alterations made by Tenant (but excluding Tenant's trade fixtures and personal property) shall become the property of Landlord immediately upon installation within the Premises and shall remain on and be surrendered with the Premises upon expiration or termination of the Term, except that Landlord reserves the right to require that Tenant remove all Alterations upon the expiration or termination of the Term. Notwithstanding the foregoing, Tenant, at the time of its initial submission of plans and specifications to Landlord for its review and approval, may request in writing that Landlord waive its right to compel Tenant to remove the Alterations identified on such plans and specifications.

If Landlord waives such right to compel Tenant to remove such Alterations, in whole or in part, Landlord shall notify Tenant at the time of the approval of such plans and specifications of those Alterations which Tenant may be required to remove in accordance with the terms of this Section prior to the expiration of the Term or upon the occurrence of a termination of this Lease and Tenant shall, upon the expiration of the Term or upon such termination, unless instructed otherwise by Landlord, be required to remove only such Alterations specified in Landlord's notice. If Landlord requires Tenant to remove any Alterations, Tenant, at its cost, shall repair and restore in a good and workmanlike manner any damage caused to the Premises, the Building or the Facility resulting in connection with the removal of any of its Alterations, trade fixtures and/or personal property and shall restore the Premises, the Building or the Facility, as applicable, to the condition same were in when the Premises were received by Tenant, ordinary wear and tear excepted.

     6.04 PAYMENT OF LANDLORD'S FEES AND COSTS. Tenant agrees to pay Landlord, as additional rent, within ten (10) business days after Tenant's receipt of invoices either from Landlord or Landlord's consultants, the reasonable fees and costs for professional services and costs for general conditions for review of all plans, specifications and working drawings for any Alterations; it being understood and agreed, however, that Landlord shall not engage any third party to provide such professional services to review the named Tenant's plans, specifications and working drawings unless Landlord, it its sole and absolute discretion, deems such engagement necessary because of the nature or complexity of the named Tenant's proposed Alterations; it being further agreed, however, that any person or entity other than the Tenant named herein shall also pay Landlord, within ten (10) business days after completion of any Alterations, Landlord's fee for supervising and administering the installation of such Alterations.

     6.05 REMOVAL OF PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment such as telephones, copy machines, computer terminals, refrigerators and facsimile machines) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or sooner termination of this Lease.

     6.06 FAILURE TO REMOVE ITEMS. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, trade fixtures, equipment or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to
Article XV, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten
(10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.



                             ARTICLE VII - REPAIRS


     7.01      LANDLORD'S OBLIGATIONS. Landlord agrees to repair and maintain in good order and condition the structural portions of the Building, the roof, the foundations, exterior surfaces of exterior walls of the Building and the Facility and the plumbing, heating, ventilating, air conditioning, elevator and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are (i) attributable to items installed in Tenant's Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within Tenant's Premises) or (ii) caused in part or in whole by the act, neglect or omission of any duty by Tenant, its agents, servants, employees or invitees or (iii) Tenant's responsibility pursuant to the terms of this Lease, in any which case Tenant will pay to Landlord, as additional rent, the reasonable cost of such maintenance and repairs. Tenant shall promptly notify Landlord of the necessity of any repairs which Tenant may have knowledge of and which Landlord is responsible for under the provisions of this Lease. Except as provided in Article XX concerning damage by fire and casualty, Tenant will not be entitled to any abatement of rent and Landlord will not have any liability by reason of any injury to or interference with Tenant's business arising from the making, or failure to make, any repairs, alterations or improvements in or to any portion of the Building, the Facility or the Premises or in or to fixtures, appurtenances and equipment therein. Notwithstanding anything to the contrary contained herein, the cost of any repair and maintenance which Landlord is obligated to perform pursuant to the terms of this Lease shall be deemed to constitute Operating Expenses except as otherwise expressly set forth in the definition of Operating Expenses on
Exhibit C attached hereto.  Tenant waives the right to make repairs at
---------
Landlord's expense under any Applicable Laws (including, without limitation, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

     7.02 TENANT'S OBLIGATIONS. Except for Landlord's repair obligations described in Section 7.01 above, Tenant agrees to keep, maintain and preserve all portions of the Premises including any Tenant Improvements installed by or on behalf of Tenant and Tenant's furniture, fixtures, equipment and personal property, in good order and condition and repair and, when and if needed, at Tenant's sole cost and expense, to make all repairs to the Premises and every part thereof. Any such maintenance and repairs will be performed by Landlord's contractor, or at Landlord's option, by such contractor or contractors as Tenant may choose from an approved list to be submitted by Landlord; it being agreed, however, that Landlord shall not unreasonably withhold or delay its consent to approval of any reputable, licensed and insured contractor. Tenant agrees to pay all costs and expenses incurred in such maintenance and repair within seven
(7) days after billing by Landlord or such contractor or contractors. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in
Article VIII below. Except as expressly provided in Section 7.01 above and except for any alterations or repairs required to be made solely and directly as a result of the grossly negligent acts or omissions of Landlord or Landlord's employees and agents, Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

     7.03 TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder, Landlord, at any time following ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed ten percent (10%) of such costs for overhead, within ten (10) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such ten (10) day period will bear interest at the Interest Rate until paid by Tenant.



                             ARTICLE VIII - LIENS


     Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Project, the Facility, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, Alterations, improvements or other work contracted for or undertaken by or on behalf of Tenant or materials or supplies furnished to or obligations incurred by or on behalf of Tenant, or by reason of any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant agrees to indemnify, protect, defend and hold Landlord harmless from and against any and all claims for any such liens. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Project, the Facility, the Building or the Premises. If Tenant fails to cause any such liens to be so released or bonded within ten (10) days after filing thereof, such failure will be deemed an Event of Default under Article XIX without the benefit of any additional notice or cure period, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord as additional rent within ten (10) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.



                    ARTICLE IX - ASSIGNMENT AND SUBLETTING


     9.01 RIGHT TO ASSIGN, SUBLEASE AND ENCUMBER. Landlord and Tenant recognize and specifically agree that this Article IX is an economic provision, like Rent, and that Landlord's right to recapture, and to receive any excess consideration, has been granted by Tenant to Landlord in consideration for other economic concessions granted by Landlord to Tenant in this Lease. Except as expressly provided in Section 9.12 below, Tenant may not assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises (any such assignment, encumbrance, sublease, or the like shall sometimes be referred to herein as a "Transfer"), without first obtaining Landlord's prior written consent, which consent Landlord will not unreasonably withhold. Any Transfer without Landlord's prior written prior consent shall be voidable, at Landlord's election, and shall constitute an Event of Default under
Article XIX. No consent to any Transfer shall constitute a further waiver of the provisions of this Section.

     9.02 TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee") and its proposed use of the Premises, reasonable information (including references) concerning the character, ownership and financial condition of the proposed Transferee (including, without limitation, its most recent financial reports), the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require and such additional information related to the proposed Transfer or Transferee as Landlord may reasonably request. If Landlord reasonably requests additional detail or information, the Transfer Notice will not be deemed to have been received and Landlord may withhold consent to such Transfer until Landlord receives such additional detail or information.

     9.03 LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of any Transfer Notice and any additional information requested by Landlord, Landlord will elect to do one of the following:

          (a) consent to the proposed Transfer;

          (b) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Section 9.04 below; or

          (c) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

     9.04 REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Section 9.03(b) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) if the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time, taking into consideration whether such proposed Transfer is an assignment or sublease, as applicable, the length of the remaining Term and the incentives given to the subtenant or assignee, as the case may be (i.e., improvements made to prepare the premises demised under the sublease or assignment, as applicable, for such subtenant's or assignee's occupancy and free rent); (ii) the proposed Transferee is a Governmental Entity, if the proposed Transferee is entitled, directly or indirectly, to diplomatic or sovereign immunity or shall not be subject to the service of process in, and the jurisdiction of, the courts of the State of California; (iii) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (iv) the use of the Premises by the Transferee (A) is not permitted by the use provisions in
Article V hereof, or (B) violates any exclusive use granted by Landlord to another tenant in the Project or the Facility; (v) the Transfer would likely result in an increase (other than to a de minimus extent) in the use of the Parking Facilities or Common Area by the Transferee's employees or visitors, and/or increase (other than to a de minimis extent) the demand upon utilities and services to be provided by Landlord to the Premises or the Facility; (vi) the Transferee is not a reputable person or entity or does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease (or has not furnished Landlord with reasonable proof thereof); or (vii) the proposed Transferee is engaged in a business or activity, or the Premises or the relevant part thereof, will be used in a manner, which is not in keeping with the then standards of the Building or the Facility; (viii) there shall be more than three (3) subtenants of the Premises; (ix) Tenant shall have advertised or publicized in any form of media the availability of the Premises without prior notice to and approval by Landlord, or if any such advertisement shall state the name (as distinguished from the address) of the Facility, the Building or the proposed rental; it being understood and agreed that Landlord's approval of any such media advertisement shall not be unreasonably withheld or delayed provided that any such media advertisement shall be prepared in a first-class manner consistent with Landlord's professional standards; or (x) the form of the proposed sublease or instrument of assignment (A) shall not be in form reasonably satisfactory to Landlord, or (B) shall not comply with the applicable provisions of this Article IX.


     9.05 ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition for granting its consent to any assignment or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. As a condition to Landlord's consent to any sublease, such sublease must provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of a default by the sublessee or termination of this Lease for any reason, including, without limitation, a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any counterclaim, defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

     9.06 EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are due and payable by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any proposed sublease Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this Section 9.06, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

     9.07 RECAPTURE RIGHTS. If Tenant requests Landlord's consent to any assignment of this Lease, any subletting all or substantially all of the Premises, any subletting of all or substantially all of Suite 400 or any subletting of all or substantially all of Suite 300, Landlord will have the right, as provided in Section 9.03(c), to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned effective as of the date Tenant proposes to sublet or assign all or less than all of the Premises. Landlord's right to terminate this Lease as to less than all of the Premises proposed to be sublet or assigned will not terminate as to any future additional subletting or assignment as a result of Landlord's consent to a subletting of less than all of the Premises or Landlord's failure to exercise its termination right with respect to any subletting or assignment. Landlord will exercise such termination right, if at all, by giving written notice to Tenant within thirty (30) days of receipt by Landlord of the financial responsibility information required by this Article IX. Tenant understands and acknowledges that the option, as provided in this Article IX, to terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned rather than approve the subletting or assignment of all or a portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. In the event of any such termination with respect to less than all of the Premises, the cost of segregating the recaptured space from the balance of the Premises will be paid by Tenant and Tenant's future monetary obligations under this Lease will be reduced proportionately on a square footage basis to correspond to the balance of the Premises which Tenant continues to lease.

     9.08 NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of Rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease. If Landlord shall decline to give its consent to any proposed Transfer, or if Landlord shall exercise any of its options under Section 9.03, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed Transferee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed Transfer.

     9.09 ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to pay Landlord a non-refundable administrative fee of One Thousand Five Hundred Dollars ($1,500.00), plus any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent or the reasonable value thereof (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the One Thousand Five Hundred Dollars ($1,500.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

     9.10 EFFECTIVENESS CONDITIONED UPON ASSUMPTION. Any Transfer shall be made only if, and shall not be effective until, the Transferee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the Transferee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the Transferee shall agree that the provisions in Section 9.01 shall, notwithstanding such Transfer, continue to be binding upon it in respect of all future Transfers. The original named Tenant covenants that, notwithstanding any Transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent and/or additional rent by Landlord from an assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

     9.11 LIABILITY OF TENANT. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

     9.12 RELATED CORPORATION. Tenant may, without Landlord's consent, permit any Related Corporation to sublet all or part of the Premises or take an assignment of this Lease for any of the purposes permitted to Tenant, provided and upon the condition that Tenant has given Landlord not less than thirty (30) days prior written notice thereof, Tenant shall utilize a form of sublease or assignment, as the case may be, reasonably acceptable to Landlord and meeting the requirements of this Lease, including, without limitation this Article IX. Such subletting shall not be deemed to vest in any such Related Corporation any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. Furthermore, such sublease or assignment, as the case may be, shall be subject to Tenant furnishing Landlord, prior to the commencement of the term thereof, with (i) adequate proof that such Related Corporation has been duly organized or formed, as the case may be, and is in good standing in the jurisdiction of its incorporation or formation, as the case may be, and (ii) resolutions of its Board of Directors certified by the appropriate corporate officer or partnership consents, as applicable, authorizing such sublease or assignment, as the case may be.



                   ARTICLE X - INSURANCE AND INDEMNIFICATION


     10.01 LIMITATION ON LANDLORD'S LIABILITY. Neither Landlord nor Landlord's agents or employees shall be liable to Tenant and Tenant hereby waives all claims against Landlord, its agents and employees for any injury or damage to any person or property in, upon or about the Premises, the Building or the Facility, by or from any cause whatsoever (other than due to gross negligence or willful misconduct of the Landlord, or its agents or employees) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, the Building or the Facility, or caused by gas, fire, steam, oil or electricity in, upon or about the Premises or Facility. Landlord and Landlord's agents and employees shall not be liable for any damage to any of Tenant's personal property entrusted to Landlord, and its employees, nor for loss of or damage to any of Tenant's personal property by theft or otherwise except when caused by Landlord's gross negligence or willful misconduct. Landlord and Landlord's agents and employees shall not be liable for any latent or patent defect in the Premises or the Facility or for any consequential damages arising out of any loss of use of the Premises. Tenant shall give prompt written notice to Landlord in case of damage caused by fire or accident on the Premises. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of Landlord Indemnified Parties (as hereinafter defined). The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and Tenant shall not look to any other property or assets in seeking either to enforce Landlord's obligations under this Lease to satisfy a judgment for Landlord's failure to perform such obligations. Notwithstanding the foregoing, Tenant shall have recourse against Landlord to the extent of the net proceeds realized by Landlord on the sale of the Building.

     10.02 INDEMNIFICATION OF LANDLORD. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and its partners, shareholders, officers, directors, employees, agents and representatives ("Landlord Indemnified Parties") harmless from and against any and all claims, damages, costs, losses or liability (i) for any death, injury or damage to any person or property whatsoever, (A) occurring in, on or about the Premises or any portion thereof, or (B) occurring in, on or about the Premises, the Facility or the Project or any portion thereof, when such injury or damage shall be caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, servants, employees, guests, licensees or invitees excluding therefrom any injury or damage caused by or resulting solely from the gross negligence or willful misconduct of Landlord (ii) of whatever nature against Landlord arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors including any claims arising from any act, omission or negligence of Landlord and Tenant. Tenant hereby agrees to indemnify, protect, defend and hold harmless Landlord and all Landlord Indemnified Parties from and against any and all claims, damages, costs, liability or losses by or on behalf of any person, firm or corporation arising from the conduct or management of any work, alteration, addition, improvement or thing whatsoever done by or on behalf of Tenant in or about the Premises or arising from transactions of Tenant, concerning the Premises and hereby agrees to indemnify, protect, defend and hold Landlord and all Landlord Indemnified Parties harmless from and against any and all liens or claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or arising from any act or negligence of Tenant, or any of its agents, contractors, subcontractors, material men, servants, employees or licensees, and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any claims or liability within the limits of the foregoing indemnities, Tenant shall defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. In the event Tenant does not provide such a defense against any and all claims, demands, actions or causes of action, threatened or actual, then Tenant shall in addition to the above, pay to Landlord the reasonable attorneys' fees, legal expenses and costs incurred by Landlord in providing or preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including, without limitation, the providing of affidavits and testimony upon request of Landlord. Landlord agrees to cooperate with Tenant in such defense in the event that Tenant and not Landlord undertakes such defense.

     10.03 LANDLORD'S INDEMNITY. Notwithstanding anything to the contrary contained in Sections 10.01 or 10.02 above, Tenant shall not be required to protect, defend, save harmless or indemnify Landlord from any liability for injury, loss, accident or damage to any person or property resulting solely and directly form Landlord's grossly negligent acts or omissions or willful misconduct or that of Landlord's agents or employees in connection with Landlord's activities on or about the Premises, the Building or the Facility, and, subject to the terms of Section 10.06 below, Landlord hereby indemnifies and agrees to protect, defend and hold Tenant harmless from and against any liability for injury, loss, accident or damage to any person or property resulting solely and directly from Landlord's grossly negligent acts or omissions or willful misconduct or that of Landlord's agents and employees in connection with Landlord's activities in or about the Building or the Facility. Such exclusion from Tenant's indemnity and such agreement by Landlord to so indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease to the extent that such policies cover (or, if such policies would have been carried as required, would have covered) the result of grossly negligent acts or omissions or willful misconduct of Landlord or those of its agents or employees.

     10.04 SURVIVAL OF INDEMNITIES. The provisions of Sections 10.01, 10.02 and 10.03 together with any other indemnification provisions in this Lease shall survive the expiration or termination of this Lease with respect to any claims, expenses or liability occurring prior to such expiration or termination. Tenant's covenants, agreements and indemnification obligations in Sections 10.01 and 10.02 above and not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

     10.05 TENANT'S INSURANCE. Tenant shall purchase, at its own expense, and keep in force during the Term, the following insurance:

          (a) "All Risks" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, sprinkler leakage (including earthquake sprinkler leakage). This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Building including, without limitation, any tenant improvements which satisfy the foregoing qualification and any Alterations, and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof.

          (b) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Section 10.05(a) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Facility as a result of any such perils.

          (c) Commercial General Liability Insurance or Comprehensive General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); products and completed operations; liquor liability (if Tenant serves alcohol on the Premises); and fire and water damage legal liability in an amount sufficient to cover the replacement value of the Premises, including tenant improvements, that are rented under the terms of this Lease. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $1,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply separately and in total to this location only (per location general aggregate), and provided further, such minimum limits of liability may be adjusted from year to year to reflect increases in coverages as recommended by Landlord's insurance carrier as being prudent and commercially reasonable for tenants of first class office complexes comparable to the Facility, rounded to the nearest five hundred thousand dollars.

          (d) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

          (e) Worker's Compensation as required by the laws of the State of California with the following minimum limits of liability: Coverage A - statutory benefits; Coverage B - $1,000,000 per accident and disease.

          (f) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate. Tenant's insurance policies shall in all events: (i) name Landlord, Landlord's property manager and any party holding an interest in this Lease or to which this Lease may be subordinated, as additional insureds; (ii) provide that said insurance shall not be canceled or altered unless thirty (30) days' prior written notice shall have been given to Landlord and such cancellation or alteration shall not be effective until such notice shall have been given to Landlord; and (iii) be issued by companies licensed to do business in the State of California and have a Best key rating of at least "A" "X" or better. All liability insurance under this Section 10.05 shall be primary and noncontributing with any insurance which may be carried by Landlord. The limits of said insurance shall not, however, limit the liability of Tenant under Sections 10.01 and
     10.02. Tenant shall deliver to Landlord original certificates from the issuing insurance companies evidencing that said insurance is in full force and effect and complies with the requirements of this Section 10.05.

     10.06 WAIVER OF SUBROGATION. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for (i) damages for injury to or death of persons, (ii) damage to property,
(iii) damage to the Premises or the Facility or any part thereof, (iv) claims arising by reason of the foregoing, but only to the extent that any of the foregoing damage or damages and/or claims referred to above are covered (and only to the extent of such coverage) by insurance actually carried by either Landlord or Tenant. This provision is intended to waive fully, and for the benefit of each party, any rights and or claims which might give rise to a right of subrogation on any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this Article X.



                      ARTICLE XI - SERVICES AND UTILITIES


     11.01 MAINTENANCE BY LANDLORD. Landlord shall cause to be maintained the Facility Common Area, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Facility, the mechanical, plumbing and electrical equipment serving the Premises or the Facility, and the structure itself, in good order and condition, except for damage occasioned by the act of Tenant, which damage Landlord shall cause to be repaired, at Tenant's expense.

     11.02 DELIVERY OF SERVICES AND UTILITIES. Subject to other provisions in this Lease and to the Facility rules and regulations promulgated by Landlord from time to time, Landlord shall cause to be furnished to the Premises during the periods from 7:00 A.M. to 6:00 P.M., Monday through Friday and 8:00 A.M. to 1:00 P.M., Saturday (but exclusive, in any event, of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) (collectively, "Normal Business Hours"), heat and air conditioning required, in Landlord's judgment, for the comfortable use and occupation for the Permitted Use of the Premises. Landlord shall provide water and electricity suitable for the Permitted Use of the Premises on a twenty-four (24) hour per day, seven (7) days per week basis. Landlord shall have no obligation to provide additional or after-hours heating or air conditioning, except as provided in Section 11.05. Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper function and protection of heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord within ten (10) days after written notice by Landlord. Landlord shall provide janitorial services sufficient to keep the Premises in a clean condition, provided that Tenant shall leave the Premises in a reasonably tidy condition at the end of each business day.

     11.03 EQUIPMENT REQUIRING EXCESSIVE UTILITIES. Landlord acknowledges that Tenant, without Landlord's consent, shall have the right to install and operate equipment and machinery normal for modern office purposes including, without limitation, calculators, typewriters, word processors, personal computers, copying machines and computer terminals. Landlord's review and approval hereunder shall be principally directed for determining the adequacy of the existing HVAC system to accommodate Tenant's intended uses. Tenant shall not, without the prior written consent of Landlord, use (except as provided in the first sentence of this Section 11.03) any apparatus or device in the Premises using excess lighting or using current in excess of that which is determined by Landlord as reasonable and normal for the Permitted Use or which will in any way increase the amount of electricity or water usually furnished or supplied for the Permitted Use of the Premises.

     11.04 RIGHT TO CURTAIL SERVICES AND UTILITIES. Landlord shall have the sole discretion to reduce or cease any services or utilities to the Premises or the Facility by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character or any other accidents or breakage or other conditions beyond the reasonable control of Landlord, (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other services or utilities whatsoever serving the Premises or the Facility, necessary to comply with Applicable Law or any governmental energy conservation program, and (iv) the making of any repairs, additions, alterations or improvements to the Facility or the

Premises until such repairs, additions, alterations, or improvements have been completed. No such reduction or cessation of services or utilities shall constitute an eviction or disturbance of Tenant's use or possession of the Facility, or a breach by Landlord of any of its obligations hereunder, or render Landlord liable for damages, including but not limited to any damages, compensation or claims arising from any reduction or cessation of services or entitle Tenant to any compensation or to any abatement or diminution of Rent or relieve Tenant of any of its obligations under this Lease. Notwithstanding the foregoing, in the exercise of its rights set forth in this Section 11.04, Landlord shall use reasonable efforts to minimize material interference with Tenant's use of the Premises, which reasonable efforts shall not require Landlord to employ overtime or premium-pay labor. Landlord shall use reasonable diligence to cause such services to be restored where it is within Landlord's reasonable control to do so.

     11.05 AFTER HOURS AND ADDITIONAL SERVICES. The Rent does not include any charge to Tenant for the furnishing of any additional service of heat, cooled air or mechanical ventilation or elevator service to the Premises during periods other than during Normal Business Hours (hereinafter referred to as " Overtime Periods"). Accordingly, if Landlord shall furnish any (i) passenger elevator facilities to Tenant during Overtime Periods or freight elevator facilities or (ii) heat, cooled air or ventilation to the Premises during Overtime Periods, then Tenant shall pay Landlord additional rent for such facilities or services (A) during the first sixty-two (62) months of the Term, at the standard rates then fixed by Landlord for the Facility or, if no such rates are then fixed, at reasonable rates, and (B) at any time thereafter, at the standard rates then fixed by Landlord for the Facility plus a ten percent (10%) administrative fee or, if no such rates are then fixed, at reasonable rates. Tenant may use one (1) freight elevator for Tenant's initial move into the Premises at no charge provided that (i) Tenant shall have previously requested Landlord's approval of Tenant's use of the freight elevator on such date and Landlord shall have approved same, (ii) Tenant shall have previously furnished to Landlord evidence of the insurance required to be obtained and maintained by Tenant pursuant to Article X hereof, (iii) such move shall be effectuated at a time satisfactory to Landlord, and (iv) Tenant shall pay for any security reasonably required by Landlord in connection therewith. Neither the facilities nor the services referred to in this Section 11.05 shall be furnished to Tenant or the Premises if Landlord has not received advance notice from Tenant specifying the particular facilities or services requested by Tenant at least twenty-four (24) hours prior to the date on which the facilities or services are to be furnished (other than if Tenant is requesting the use of HVAC during periods other than during Normal Business Hours, hereinafter referred to as "Extra HVAC Use", in which case Tenant must give Landlord a minimum of two
(2) hours advance notice specifying the times of Extra HVAC Use, which notice must be given to Landlord during Normal Business Hours); or if Tenant is in default under or in breach of any of the terms, covenants or conditions of this Lease; or if Landlord shall determine, in its sole and exclusive discretion, that such facilities or services are requested in connection with, or the use thereof shall create or aid in a default under or a breach of any term, covenant or condition of this Lease. If more than one tenant in the Building shall request Extra HVAC Use then the cost thereof chargeable to Tenant shall be determined by dividing the cost of such Extra HVAC Use among Tenant and all other requesting tenants so that Tenant shall not pay more than its pro rata share of the charges imposed for such Extra HVAC Use. All of the facilities and services referred to in this Section 11.05 are conveniences and are not and shall not be deemed to be appurtenances to the Premises, and the failure of Landlord to furnish any or all of such facilities or services shall not constitute or give rise to any claim of an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

     11.06 SATELLITE ANTENNA. During the term of this Lease, Tenant shall have the non-exclusive right, at its sole cost and expense, to install a satellite dish on the roof of the 3347 Building, provided as a condition to Tenant's right to install, use, operate and maintain such roof top equipment, Tenant shall enter into a written license agreement in substantially the form of
Exhibit I attached hereto.
---------


                      ARTICLE XII - ESTOPPEL CERTIFICATE


     Within (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord an estoppel certificate substantially in the form attached hereto as Exhibit F and
                                                         ---------
incorporated herein by reference, indicating thereon any exceptions thereto which may exist at that time. Failure by Tenant to execute and deliver such certificate shall constitute an acknowledgment by Tenant that the statements included in Exhibit F are true and correct without exception. Landlord and
            ---------
Tenant intend that any statement delivered pursuant to this Article XII may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project, the Facility or any interest therein. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Article XII. Landlord shall have the right to substitute for the attached Exhibit F a certificate in form required by
                            ---------
Landlord's mortgagee, provider of financing or purchaser of property.



                            ARTICLE XIII - PARKING

     13.01 SPACES. Subject to the terms of the REA, during the Term of this Lease Landlord shall provide Tenant with or cause Tenant to be provided with (i) the number of non-exclusive, unreserved parking spaces designated in the Summary of Basic Lease Information and (ii) the number of non-exclusive, reserved surface parking spaces designated in the Summary of Basic Lease Information. Notwithstanding the foregoing, Tenant shall have the option to relinquish its right to use any of such non-exclusive, reserved surface parking spaces or non-exclusive, unreserved parking spaces upon not less than sixty (60) days prior written notice to Landlord, following which Tenant shall have no obligation to use or pay for any of such relinquished parking spaces. Tenant acknowledges that if Tenant elects to relinquish all or any of the non-exclusive, reserved surface parking spaces or the non-exclusive, unreserved parking spaces, as the case may be, Landlord shall have no further obligation under this Lease at any time during the Term to make such non-exclusive, reserved surface parking spaces or non-exclusive, unreserved parking spaces, as the case may be, available to Tenant.Tenant's use of parking spaces within the Parking Facilities may be subject to any sticker or permit system implemented by Landlord at any time. Landlord or the operator of the Parking Facilities shall have the right to change the location of parking from time to time.

     13.02 CONTROL. Subject to the terms of the REA, Landlord shall have the sole and exclusive control of the Parking Facilities. Landlord may, at any time and from time to time during the Term exclude any person from use or occupancy thereof who is not a tenant or occupant of the Facility or an employee, invitee, subtenant, guest or licensee of Tenant. Tenant shall not cause or permit any obstruction to the free and clear use of the Parking Facilities. Tenant shall not use or allow any of its employees or invitees to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor or short-term parking or which have been designated by any Governmental Entity as being restricted to certain uses. Landlord shall have no liability to Tenant, nor shall Tenant's obligations under this Lease be in any way excused or modified, if Tenant's parking privilege under this Lease is affected or impaired in any way by reason of any moratorium, initiative, referendum, statute, regulation or other governmental decree or action or pursuant to the terms of the REA or by virtue of any act of the owner or operator of the Parking Facilities. Any governmental charges, surcharges or other monetary obligations which may be imposed in connection with parking privileges appurtenant to this Lease or with the operation of the Parking Facilities shall be included as Rent. Tenant and its invitees, subtenants, employees, agents and guests shall faithfully observe and comply with all Applicable Laws relating to the trafficking, operation, occupancy or use of the parking and the Parking Facilities.

     13.03 GENERAL PROVISIONS. Landlord reserves the right to set and increase monthly fees and/or daily and hourly rates for parking privileges from time to time during the Term of this Lease; it being agreed that the current charge for each non-exclusive, reserved surface parking space is seventy dollars ($70.00) per month, which charge is subject to increase from time to time. Notwithstanding the foregoing, Tenant's use of the number of non-exclusive, unreserved surface parking spaces designated in the Summary of Basic Lease Information shall be free of charge (other than Tenant's Operating Expenses attributable to the Parking Facilities) for the initial sixty (60) months of the Term. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. If Tenant shall fail to pay the rent for any particular parking space or if Tenant shall fail to comply with any of the terms and conditions of this Lease applicable to parking, Landlord may elect to recapture all of Tenant's parking spaces and revoke any or all of Tenant's privileges with respect to parking for the balance of the Term of this Lease if Tenant does not cure such failure within the applicable cure period set forth in Article XIX of this Lease. Tenant's parking rights and privileges described herein are personal to Tenant and may not be assigned or transferred, or otherwise conveyed, without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In any event, under no circumstance may Tenant's parking rights and privileges be transferred, assigned or otherwise conveyed separate and apart from Tenant's interest in this Lease.

     13.04 COOPERATION WITH TRAFFIC MITIGATION MEASURES. Tenant agrees to use its reasonable, good faith efforts to cooperate in traffic mitigation programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or GOVERNMENTAL agencies or other property owners in the vicinity of the Facility. Such programs may include, but will not be limited to, carpools, vanpools and other ridesharing programs, public and private transit, flexible work hours, preferential assigned parking programs and programs to coordinate tenants within the Facility and the Project with existing or proposed traffic mitigation programs.

     13.05 PARKING RULES AND REGULATIONS. Tenant shall comply with all rules and regulations regarding parking set forth in Exhibit G attached hereto
                                                     ---------
and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Parking Facilities as it deems reasonably necessary for the operation of the Parking Facilities.



                           ARTICLE XIV - SUBSTITUTION

     At any time after execution of this Lease, Landlord reserves the right, without Tenant's consent first being obtained, to relocate Tenant for all or a portion of the Premises, to other premises in the Facility (the "New Premises") upon not less than ninety (90) days prior written notice, in which event the New Premises shall be deemed to be the Premises for all purposes hereunder, provided however, that:

          (a) The New Premises shall (i) be similar in area to the Premises,
     (ii) be reasonably satisfactory to Tenant, and (iii) shall satisfy Tenant's purposes and requirements herein;

          (b) If Tenant is occupying the Premises at the time of such substitution, Landlord shall pay the expenses of moving Tenant, its property and equipment (including installation and connection of equipment) to the New Premises and shall, at its sole cost, improve the New Premises with improvements comparable in quality to those which then exist in the Premises and those which Landlord has committed to provide or has provided in the Premises.



               ARTICLE XV - SURRENDER OF PREMISES; HOLDING OVER


     15.01 SURRENDER OF PREMISES. Subject to the provisions of Article VI regarding Alterations, at the end of the Term or other sooner termination of this Lease, Tenant shall peaceably deliver up to Landlord possession of the Premises, broom clean and in good order and condition, together with all improvements, fixtures or additions thereto by whomsoever made, in the same condition as received, or first installed, damage by fire, earthquake, reasonable wear and tear, act of God or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, and shall repair any damage caused by such removal. Property not so removed, upon termination, shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord, but the foregoing shall not be deemed to relieve Tenant of responsibility for the cost of removal of any such property.

     15.02 NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at Landlord's option, terminate all or any existing subleases or subtenancies or may, at Landlord's option, operate as an assignment to it of any or all such subleases or subtenancies.

     15.03 HOLDING OVER. If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration of the Term or sooner termination of this Lease for any reason, then, Tenant shall pay to Landlord for each day of such retention Basic Rent at a rate which is the greater of (i) one hundred fifty percent (150%) of the rate of daily Basic Rent for the last period prior to the date of such expiration or termination ("Existing Basic Rent"); or (ii) one hundred fifty percent (150%) of the then prevailing monthly rental rate for similar office space, determined by Landlord. Tenant shall also be liable for one hundred fifty percent (150%) of Tenant's Share of Operating Expenses and all other items of additional rent and for the performance of all other Lease obligations for any holdover period. Tenant shall indemnify, protect, defend and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of Rent and/or any other consideration by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Article XV shall waive Landlord's right of reentry or any other right. Tenant shall be only a tenant at sufferance, whether or not Landlord accepts any Rent and/or other consideration from Tenant while Tenant is holding over without Landlord's written consent.



                ARTICLE XVI - SUBORDINATION AND QUIET ENJOYMENT


     16.01 SUBORDINATION. Without the necessity of any additional subordination document being executed by Tenant, at the election of Landlord or any mortgagee or beneficiary under a deed of trust which covers the Premises, or any lessor or a ground or any underlying lease with respect to the Facility, this Lease shall be subject and subordinate at all times to: (i) all ground leases, master leases or underlying leases and covenants, conditions and restrictions, reciprocal easement agreements, and parking agreements relating to the operation, management and development of the Facility which may now exist and provided any such instruments which may be created or modified after the date of this Lease do not materially and adversely impact Tenant's use and enjoyment of the Premises, then this Lease shall be subject and subordinate to any such instruments which may hereafter be executed affecting the Facility, and all amendments, renewals, modifications, consolidations, supplements and extensions thereof, and (ii) the lien of any and all mortgages or deeds of trust which may now exist or hereafter be executed in any amount or amounts for which the Facility, the Premises, ground leases or underlying leases, or any portion thereof or Landlord's interest or estate in any such items, is specified as security and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof and the rights of the parties in all such leases, agreements and instruments (collectively, the "Superior Interests"). Notwithstanding the foregoing, Landlord shall have the unconditional right to subordinate or cause to be subordinated any such Superior Interests which may now exist or hereafter be executed in any amount or amounts for purposes stated hereinabove to this Lease. If any such Superior Interest shall terminate or be foreclosed upon, for any reason, then, at the election of Landlord's successor in interest, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, subject to and in accordance with the terms of this Lease and any modifications hereto. The provisions of this Section 16.01 shall be self-operative upon any election by Landlord or any mortgagee or beneficiary and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of Landlord or any such mortgagee or beneficiary, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section 16.01, satisfactory to Landlord or any mortgagee or beneficiary, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section 16.01 shall be construed to impair any right otherwise exercisable by Landlord or any such mortgagee or beneficiary.

     16.02 QUIET ENJOYMENT. Subject to the provisions of Section 16.01, Landlord covenants and agrees that, if and so long as no Event of Default shall occur, Tenant may peaceably and quietly hold and enjoy the Premises for the Term of this Lease, without hindrance from Landlord or persons claiming, by, through or under Landlord. Tenant's right to use the Premises and the Common Area as provided in this Lease shall be subject to all Applicable Laws now in force or which may hereafter be in force and no such Applicable Laws shall in any way affect this Lease, abate Rent, relieve Tenant of any liabilities or obligations under this Lease, or give rise to any claims whatsoever against Landlord.

     16.03 NON-DISTURBANCE. Notwithstanding anything to the contrary contained in Sections 16.01 and 16.02 above, Landlord shall use reasonable efforts to obtain a non-disturbance agreement from any current mortgagee or beneficiary under a deed of trust which covers the Premises on such mortgagee's or beneficiary's standard form and Landlord shall request a non-disturbance agreement from any future mortgagee or beneficiary under a deed of trust which covers the Premises on such mortgagee's or beneficiary's standard form; it being agreed that the foregoing shall not require the expenditure or payment by Landlord of any sum whatsoever. Landlord and Tenant acknowledge and agree that Landlord's failure to obtain any such non-disturbance agreement shall in no way relieve Tenant of any of its obligations hereunder or affect the subordination of this Lease as provided in this Article.



                     ARTICLE XVII - RULES AND REGULATIONS


     Tenant shall comply with all of the rules and regulations contained on Exhibit G attached hereto and incorporated herein by reference, as such rules
---------
and regulations may be revised from time to time by Landlord. To the extent reasonably practicable, Landlord shall endeavor to provide Tenant with thirty
(30) days prior notice of the adoption of new rules and regulations or any changes or additions to existing rules and regulations. Landlord shall not enforce the rules and regulations in a discriminatory manner against Tenant.



                             ARTICLE XVIII - ENTRY


     Landlord reserves the right to enter the Premises at all reasonable hours upon reasonable prior notice (except in cases of emergency) by means of a master key for any reasonable purpose. If Tenant shall not be personally present to open and permit entry into the Premises at any time, Landlord may enter by means of a master key without liability to Tenant and without affecting the Lease. Tenant understands and agrees that all parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto, through the Premises for the purposes of cooperation, maintenance, alteration and repair.



                        ARTICLE XIX - DEFAULT BY TENANT


     19.01 EVENTS OF DEFAULT. The occurrence of any of the following and the expiration of the applicable cure period shall constitute an "Event of Default" on the part of Tenant:

          (a) Failure to pay any installment of Basic Rent, Operating Expenses or any other item of Rent due and payable hereunder within five (5) days after Tenant's receipt of written notice from Landlord that said payment has not been received.

          (b) Failure to perform or breach of any obligations, agreement or covenant under this Lease other than as specified in Subsection (a), where such failure or breach continues for fifteen (15) days after Tenant's receipt of written notice of such failure, provided, however, that if the default cannot be cured within fifteen (15) days, Tenant shall not be in default of the Lease if Tenant promptly after notice from Landlord commences to cure the default within the fifteen (15) day period and thereafter diligently prosecutes the same to completion. Such notice shall be in lieu of and not in addition to any notice required under Section 1161 of the California Code of Civil Procedure.

          (c) Any attempted assignment of this Lease or subletting of the Premises in violation of the provisions of Article IX.

          (d) A general assignment by Tenant for the benefit of creditors.

          (e) The filing of any voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty (60) days. If under Applicable Laws the trustee in bankruptcy or Tenant may affirm this Lease and continue to perform Tenant's obligations hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

          (f) The employment of a trustee, receiver, liquidator, assignee, custodian, examiner, sequestrator (or similar official) in all cases to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or the Premises, if such receivership remains undissolved for a period of ten (10) business days after creation thereof.

          (g) The attachment, execution or other judicial seizure or non-judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) business days after the levy thereof.

          (h) Tenant's admission in writing of its inability to pay its debts as they become due, Tenant's filing of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, Tenant's filing of an answer admitting or failing timely to contest a material allegation of such a petition filed against Tenant in any such proceeding or, if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

If, at any time, (i) Tenant shall be comprised of two (2) or more persons, or
(ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant" as used in clauses (d), (e), (f), (g) and (h), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said clauses (d), (e), (f), (g) and (h) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under this
Section 19.01.

     19.02     REMEDIES UPON DEFAULT OR TERMINATION.

          (a) Any failure to pay Basic Rent, Operating Expenses and any other monetary obligation to be paid by Tenant under this Lease which is specifically designated as additional rent in this Lease shall be construed as failure to perform the obligation for payment of Rent.

          (b) In the event of the occurrence of any Event of Default, Landlord shall have the right immediately to terminate this Lease, and at any time thereafter to recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, pursuant to the order of any court of competent jurisdiction entered after notice to Tenant and an opportunity for Tenant to be heard, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, at law or equity by reason of Tenant's default or of such termination.

          (c) Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Section 19.02(b) hereof, and Landlord may enforce all its rights and remedies under this Lease, including, without limitation, the right to recover Rent as it becomes due; and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interests under this Lease shall not constitute Landlord's election to terminate Tenant's right to possession.

     19.03 DAMAGES UPON TERMINATION. Should Landlord terminate this Lease pursuant to the provisions of Section 19.02(b) hereof, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code section. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under Applicable Laws, Landlord shall be entitled to recover from
Tenant: (i) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, without limitation, attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovations and repair of the Premises, as well as the unamortized value of free rent, reduced rent, tenant improvement allowance amounts and any other economic concessions provided, paid for or incurred by Landlord. The "worth at the time of award" of the amounts referred to in subsections (i) and
(ii) shall be computed with interest at the Interest Rate. The "worth at the time of award" of the amount referred to in subsection (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

     19.04 OPERATING EXPENSES. For purposes of computing unpaid Rent which would have accrued and become payable under this Lease pursuant to the provisions of Section 19.03, for the calendar year of the default and each future calendar year in the Term shall be deemed to be equal to Tenant's Share of Operating Expenses for the calendar year prior to the year in which default occurs compounded at a per annum rate equal to the mean average rate of increase of Operating Expenses for the preceding three (3) calendar years.

     19.05 PERFORMANCE BY LANDLORD. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Interest Rate, accruing from the date of such payment by Landlord until the date of repayment by Tenant shall be payable as additional rent to Landlord on demand, if such sums are specifically designated to be payable as additional rent in this Lease, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same right and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.

     19.06     Intentionally Deleted.

     19.07 REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of the parties are cumulative and not alternative to the extent permitted by law except as otherwise provided herein.


Initial:  Landlord________ Tenant________



                 ARTICLE XX - DAMAGE BY FIRE OR OTHER CASUALTY


     20.01 NOTICE OF LOSS. If the Premises shall be damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord promptly following notice thereof by Tenant and the Rent until such repairs shall be made shall be reduced in the proportion which the area of the part of the Premises which is not useable by Tenant bears to the total area of the Premises; provided, however, should Tenant reoccupy a portion of the Premises for the conduct of its business prior to the date such repairs are made, the Rent shall be reinstated with respect to such reoccupied portion of the Premises and shall be payable by Tenant from the date of such occupancy. Landlord shall have no obligation to repair any damage to, or to replace, any fixtures, furniture, furnishings, equipment or other property or effects of Tenant.

     20.02 SUBSTANTIAL OR TOTAL DAMAGE. Anything in subsection 20.01 of this Article XX to the contrary notwithstanding, if the Premises are totally damaged or are rendered wholly untenantable, and if Landlord shall decide not to restore the Premises, or if the Building or the Facility shall be so damaged by fire or other casualty that, in Landlord's opinion, either substantial alteration, demolition or reconstruction of the Building or the Facility shall be required (whether or not the Premises shall have been damaged or rendered untenantable) or the Building or the Facility, after its repair, alteration or restoration shall not be economically viable as an office complex, then in any of such events, Landlord, at Landlord's option, may, not later than thirty (30) days following the damage, give Tenant a notice in writing terminating this Lease. If Landlord elects to terminate this Lease, the Term shall expire upon the tenth (10th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease, then upon the termination of this Lease under the conditions provided for in the preceding sentence, Tenant's liability for Rent shall cease as of the day of such damage.

     20.03 LOSS CAUSED BY TENANT OR TENANT'S EMPLOYEES. Notwithstanding anything to the contrary contained in this Article XX, if the Premises, the Building or the Facility are wholly or partially damaged or destroyed as a result of the negligence or willful misconduct or omission of Tenant or Tenant's employees, Tenant shall forthwith diligently undertake to repair or restore all such damage or destruction at Tenant's sole cost and expense, and this Lease shall continue in full force and effect without any abatement or reduction in Rent or other payments owed by Tenant; provided however, that Tenant shall be relieved of its obligation pursuant to this Section 20.03 to the extent that insurance proceeds sufficient to complete repairs are actually received by Landlord.

     20.04 DESTRUCTION DURING FINAL YEAR. Notwithstanding anything to the contrary contained in this Lease, if the Premises, the Building or the Facility are wholly or partially damaged or destroyed within the final twelve (12) months of the Term of this Lease, Landlord may, at its option, by giving Tenant notice within thirty (30) days after notice to Landlord of the occurrence of such damage or destruction, elect to terminate the Lease. Tenant shall have the option to terminate this Lease if the Premises are wholly damaged, or damaged to the extent that Tenant's use thereof is materially impaired for a period in excess of one (1) month, within the last twelve (12) months of the Term, such option to be exercised by Tenant delivering Landlord written notice thereof within thirty (30) days of such damage.

     20.05 DESTRUCTION OF TENANT'S PERSONAL PROPERTY, TENANT'S EXTRA IMPROVEMENTS OR PROPERTY OF TENANT'S EMPLOYEES. In the event of any damage to or destruction of the Premises, the Building or the Facility, under no circumstances shall Landlord be required to repair any injury, or damage to, or make any repairs to or replacements of, Tenant's personal property or any improvements or Alterations installed in the Premises by or on behalf of Tenant, and Tenant shall repair and restore all such personal property, improvements and Alterations at Tenant's sole cost and expense. Landlord shall have no responsibility for any contents placed or kept in or on the Premises, the Building or the Facility by Tenant or Tenant's Employees.

     20.06 EXCLUSIVE REMEDY. This Article XX shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises, the Facility or the Project, and Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2) and 1933(4) or any successor statute or laws of a similar nature. Subject to the terms of this Article XX, no damages, compensation or claims shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or any of Tenant's property.

     20.07 DELAYS. Landlord shall not be liable for reasonable delays which may arise by reason of adjustment of fire insurance on the part of Landlord and/or Tenant, and for reasonable delays on account of "labor troubles" or any other cause beyond Landlord's control.

     20.08 PROPERTY DAMAGE. Any Facility employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Facility, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Facility or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Facility or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises or in the Facility. Anything in this Article XX to the contrary notwithstanding, nothing in this Lease shall be construed to relieve Landlord from responsibility directly to Tenant for any loss or damage caused directly to Tenant wholly or in part by the gross negligence or willful misconduct of Landlord. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled. Tenant shall reimburse and compensate Landlord as additional rent within five
(5) days after rendition of a statement for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accident in the Premises, the Building or the Facility.



                         ARTICLE XXI - EMINENT DOMAIN


     21.01 TOTAL OR SUBSTANTIAL TAKING. If more than twenty-five percent (25%) of the Premises are taken or appropriated under the power of eminent domain or conveyed in lieu thereof, either party shall have the right to terminate this Lease at its option, and if any part of the Facility shall be taken or appropriated under power of eminent domain or conveyed in lieu thereof, Landlord may terminate this Lease at its option, provided Landlord also terminates the Leases of other tenants of the Building which are leasing comparably sized space for comparable lease terms; provided, however, that notwithstanding any other provision to the contrary, such termination shall be effective only to terminate Tenant's rights of possession and Tenant's obligations to pay Rent. This Lease shall remain in effect in the event that and to the extent that the effectiveness of the Lease is necessary under Applicable Laws to allow the parties to obtain or receive any award of compensation in connection with the exercise of such power of eminent domain. In either of such events, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain except as otherwise provided herein, and Tenant shall have no claim against Landlord for any part of the sums paid by virtue of such proceedings; provided, however, Tenant will have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property taken, if any, for Tenant's relocation expenses, and for any loss of goodwill or other compensable damage to Tenant's business and if and only if such award shall not reduce Landlord's award, Tenant will also have the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the value of Tenant's leasehold interest.

     21.02 PARTIAL TAKING. If less than all of the Premises is taken and neither party shall have elected to terminate this Lease pursuant to its right to do so under Section 21.01, and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease, at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any Alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant, except to the extent that Landlord has been compensated for such damage. Thereafter, the Rent for the remainder of the Term shall be proportionately reduced in the proportion which the area of the part of the Premises which is taken, appropriated or conveyed bears to the total area of the Premises.

     21.03 TEMPORARY TAKING. Notwithstanding anything to the contrary contained in this Article XXI, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under the power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term.



                        ARTICLE XXII - SALE BY LANDLORD


     The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Facility or this Lease, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser, grantee, assignee or other transferee that such purchaser, grantee, assignee or other transferee has assumed and agreed to carry out all covenants of Landlord hereunder. Neither the shareholders , directors or officers of Landlord, if Landlord is a corporation, nor the partners comprising Landlord (nor any of the shareholders, directors or officers of such partners), if Landlord is a partnership (collectively, the "Parties"), shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.



                            ARTICLE XXIII - WAIVER


     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition contained herein. Landlord's acceptance of any item of Rent shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive Landlord's right to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

                             ARTICLE XXIV - NOTICES


     All notices and demands which may be required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given, made and delivered when: (i) sent by United States certified or registered mail, return receipt requested, postage prepaid, or (ii) sent via a professional courier service addressed to the noticed party at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord or Tenant may from time to time designate in a notice to the other party hereto, except that notice to Tenant delivered to the Premises shall be adequate for all purposes of this Lease.



                       ARTICLE XXV - OPERATING EXPENSES


     In addition to Basic Rent provided to be paid hereunder, Tenant shall pay as additional rent, Tenant's Share of Operating Expenses in the manner set forth below.

     25.01 GENERAL. During and for each calendar year of the Term, Tenant shall pay the difference between (i) the actual amount of Tenant's Share of Operating Expenses for the subject calendar year, and (ii) the actual amount of Tenant's Share of Operating Expenses for the Base Year, in monthly installments along with its installment payments of Basic Rent. The difference between (i) and (ii) in the preceding sentence shall be referred to in this Lease as "Tenant's Operating Expenses."

     25.02 PAYMENT OF OPERATING EXPENSES. Prior to the Term Commencement Date, and during December of each calendar year thereafter during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the estimated Operating Expenses for the ensuing calendar year and the calculated estimated Tenant's Operating Expenses for the ensuing year ("Tenant's Estimated Operating Expenses") (failure to deliver such notice shall not excuse Tenant's obligation to pay Tenant's Operating Expenses). Tenant shall thereafter pay equal monthly installments of Tenant's Estimated Operating Expenses for the calendar year to which the estimate applies on the first day of each calendar month during such calendar year, in advance, and continuing thereafter on the first day of each subsequent month of such calendar year. All such payments shall be construed to be payments of Rent for all purposes hereof. If Tenant's Share changes at any time then, Tenant's monthly payments of Operating Expenses under this Section 25.02 shall be modified commencing on the date of such change to reflect Tenant's Share as modified. If at any time during the course of the calendar year, Landlord reasonably determines that Tenant's Operating Expenses will vary from Tenant's Estimated Operating Expenses by more than five percent (5%), Landlord may, by written notice to Tenant, revise Tenant's Estimated Operating Expenses for the balance of such calendar year and Tenant shall thereafter pay Tenant's Estimated Operating Expenses as so revised for the balance of the then current calendar year on the first day of each subsequent month of such calendar year.

     25.03 COMPUTATION OF OPERATING EXPENSES ADJUSTMENT. Within one hundred twenty (120) days after the end of each calendar year or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of the actual Operating Expenses for the year just ended. If such statement shows that Tenant's Operating Expenses amounted to less than Tenant's Share of actual Operating Expenses for the calendar year just ended, then Tenant shall pay the difference within thirty (30) days after receipt of such statement, such payment to constitute additional rent hereunder. If such statement shows that Tenant's Operating Expenses amounted to more than Tenant's Share of actual Operating Expenses for the calendar year just ended, then (provided that no Event of Default has occurred and remains uncured) Tenant shall receive a credit for the amount of such payment against Tenant's obligation for payment of Rent next becoming due hereunder. If this Lease has been terminated or the Term hereof has expired before the date of such statement, then any adjustment to Tenant's Operating Expenses shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Any statement of Landlord sent to Tenant under this Article XXV shall be conclusively binding upon Tenant unless, within thirty (30) days after such statement is sent, Tenant shall (i) pay to Landlord the amount set forth in such statement, without prejudice to Tenant's right to dispute the same, and (ii) send a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect.

     25.04 MINIMUM RENT. Anything in this Article XXV to the contrary notwithstanding, under no circumstances shall the Rent payable under this Lease be less than the Rent set forth on the Basic Lease Information page.

     25.05 PRORATION. Operating Expenses which cover a period of time not within the Term of this Lease shall be appropriately prorated.

                    ARTICLE XXVI - TAXES PAYABLE BY TENANT


     26.01 PERSONALTY. Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable by Landlord during the Term, whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (i) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (ii) the value of any leasehold improvements, alterations, or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in the name of Tenant or Landlord; or (iii) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     26.02 TAXES AS RENT. If it shall not be lawful for Tenant so to reimburse Landlord, the Rent shall be revised to net Landlord the same net Rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax, unless such additional rent payment is unlawful.



                      ARTICLE XXVII - LANDLORD'S DEFAULT


     27.01 NOTICE. Landlord shall not be deemed to be in default in the performance of any obligation required of it under this Lease unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord and Landlord specifying when and how Landlord has failed to perform such obligation; provided, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, Landlord shall not be in default if Landlord commences to cure the default within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     27.02 REMEDY FOR BREACH. Notwithstanding anything to the contrary in this Lease, Tenant's remedy for any breach of this Lease by Landlord shall be limited to an action for damages or specific performance, and Landlord's liability to Tenant for damages resulting from Landlord's breach of any provision or provisions of this Lease shall not exceed the value of Landlord's interest in the Facility. Landlord, its partners whether general or limited, shall never be personally liable for any such judgment.



                        ARTICLE XXVIII - FORCE MAJEURE


     Landlord shall be chargeable with, or liable to Tenant for anything or in any amount for any failure to perform or delay caused by any of the following (herein "Force Majeure Delays"): fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; enforcement of Applicable Laws; war; invasion; insurrection; rebellion; riots; strikes or lockouts; inability to perform, control or prevent which is beyond the reasonable control of Landlord ; and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease by Landlord; provided, however, lack of funds shall not be deemed a Force Majeure Delay.



               ARTICLE XXIX - LANDLORD'S MORTGAGEES AND LESSORS


     29.01 MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Facility, the lender or ground lessor requests modifications to this Lease, Tenant, within ten (10) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not materially increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease.

     29.02 CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

                              ARTICLE XXX - SIGNS


     Subject to the terms of this Article XXX, the Tenant named herein shall have the right to have one (1) corporate name sign on the top of the Building parapet located at 3355 Michelson Drive in a location designated by Landlord (the "Parapet Sign"); it being agreed that such sign shall be visible from the San Diego/405 Freeway. Tenant agrees that Landlord shall install and maintain such sign in accordance with this Article at XXX at Tenant's sole cost and expense. In addition, subject to the sign program adopted for the Facility from time to time, the Tenant named herein shall have the right to have one (1) listing of Tenant's corporate name in all directories of the Building(s) which the Tenant named herein occupies from time to time during the Term and to have up to four (4) listings of Tenant's name and listings of Related Corporations on interior signage in all of the Buildings(s) which the Tenant named herein occupies, from time to time during the Term. Except as expressly provided herein, Tenant has no right to install Tenant identification or other signs in any other location in, on or about the Premises or the Facility and will not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building or the Facility or from within the Building or the Facility in any interior or exterior Common Area or Facility Common Area. The size, design, color and other physical aspects of any and all sign will be subject to (a) Landlord's written approval prior to installation, which approval may be withheld in Landlord's sole discretion; (b) the sign program for the Facility and any covenants, conditions or restrictions applicable to the Premises and all Applicable Laws; and (c) any applicable municipal or governmental permits and approvals. Tenant will be responsible for all costs for installation, maintenance, repair and removal of any Tenant sign. If Tenant fails to remove Tenant's sign upon termination of this Lease and repair any damage caused by such removal, or if prior to termination of this Lease Tenant shall default hereunder beyond the expiration of any applicable grace or cure period, Landlord may remove Tenant's signage at Tenant's sole expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent hereunder and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and attorney's fees with interest thereon from the date of Landlord's demand until paid by Tenant. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed, whether voluntarily or involuntarily, to any assignee or subtenant of Tenant or any other person or entity other than the Tenant named herein without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion. Subject to the terms set forth in this Article XXX, the Parapet Sign may be in Tenant's name or the name of Preferred Credit Corporation provided and upon the condition that (i) Tenant shall have changed its name to Preferred Credit Corporation without any change in the ownership or Control of Tenant or (ii) Tenant shall be doing business as Preferred Credit Corporation in compliance with all Applicable Laws without any change in the ownership or Control of Tenant.



                      ARTICLE XXXI - FINANCIAL STATEMENTS


     Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with a current financial statements for Tenant and any guarantors of Tenant including Guarantors and financial statements for the two (2) years prior to the current financial statement year for Tenant and any guarantors of Tenant including Guarantors; it being agreed, however, if at the time of such notice from Landlord, Tenant shall not then be and shall not have been in default under this Lease, Landlord may not request financial statements for the same person or entity more than twice in any twelve (12) month period during the Term unless an event shall have occurred which could reasonably affect any such financial statement(s). Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant.



                     ARTICLE XXXII - EXPANSION OF PREMISES


     32.01 EXERCISE OF EXPANSION. At any time on or after May 15, 1997, Landlord may give Tenant a notice (the "Expansion Notice") stating that effective on the date set forth in such Expansion Notice (the "Expansion Date"), the Expansion Space (as hereinafter defined) shall be added to and become a part of the Premises; it being agreed that the Expansion Date shall not occur earlier than forty-five (45) days following Tenant's receipt of the Expansion Notice. As used herein, the "Expansion Space" shall mean one-half of the fourth (4th) floor of the Building (containing approximately 26,340 rentable square feet and approximately 23,518 useable square feet) at 3355 Michelson Drive, Irvine, California as shown on the floor plan annexed hereto as Exhibit H and made a
                                                        ---------
part hereof, or such other comparable space in the Facility determined by Landlord as identified in the Expansion Notice.

     32.02 EFFECT OF EXERCISE. If Landlord shall send Tenant an Expansion Notice as aforesaid, Landlord and Tenant shall enter into an amendment of this Lease acceptable to Landlord and Tenant to provide for (i) the inclusion of the Expansion Space in the Premises; (ii) if and only if the Expansion Date shall occur on or before the Rent Increase Date, an increase in the Basic Rent (due to the addition of the Expansion Space to the Premises) payable for the period commencing on the Expansion Date and terminating on the day preceding the Rent Increase Date, in an amount equal to the product of (A) $1.45 multiplied by, (B)
                                                              -------------
the number of rentable square feet of space deemed to be in the Expansion Space;
(c) whether the Expansion Date occurs prior to or after the Rent Increase Date, an increase in the Basic Rent payable for the period commencing on the later of the Expansion Date or the Rent Increase Date and terminating on the Term Expiration Date,in an amount equal to the product of (A) $1.55 multiplied by (B)
                                                               -------------
the number of rentable square feet of space deemed to be in the Expansion Space;
(d) a modification of the definition of Tenant's Share to accurately represent the percentage that the useable area deemed to be in the Premises, together with the useable area deemed to be in the Expansion Space, bears to the total useable area deemed to be in the Facility and (e) subject to the terms of Article XXX, a modification of Article XXX to provide for one (1) additional listing of a Related Corporation on the interior signage in all directories of the Building(s) which the Tenant named herein occupies. In addition, on or prior to the Expansion Date, Tenant shall furnish Landlord with the Additional Security Deposit. For purposes of this Article, the rentable square area of any premises in question shall be determined by multiplying the useable area thereof by a twelve percent (12%) load factor.

     32.03 TENANT IMPROVEMENTS. If Landlord shall send an Expansion Notice as aforesaid, Landlord shall perform the Preliminary Tenant Improvements therein subject to and in accordance with the terms of Exhibit E-1, annexed hereto,
                                               -----------
except that Exhibit E-1 shall be modified as follows:
            -----------

     (a)  the amount of the Preliminary Allowance shall be calculated by:

          (I) multiplying (A) the number of useable square feet of space deemed to be in the Expansion Premises by (B) $3.00; and
                                     --

          (II) multiplying the product of (I) above by a fraction, the numerator of which shall be equal to the number of full months remaining in the Lease Term from the Expansion Date to the Term Expiration Date, and the denominator of which shall be sixty-three (63). By way of illustration, if Landlord shall send the Expansion Notice on March 31, 1998 with respect to 25,000 useable square feet of space, the Preliminary Allowance for the Expansion Space shall be equal to $57,143.00.

          $3.00 X 25,000  = $75,000
          $75,000 X 48/63 = $57,143

     (b) paragraphs 7, 8 and 9 of Exhibit E-1 shall be deleted in their
                                  -----------
entirety;

     (c) all references to the Premises shall be deemed to be references to the Expansion Space; and

     (d) In all other respects, the terms and conditions contained in
Exhibit E-1 shall apply to the Expansion Space and shall remain unmodified.
-----------
Provided that Tenant shall not then be, or at any time during the Term have been, in default under this Lease, Landlord shall also perform the Subsequent Tenant Improvements in the Expansion Space. The performance of the Subsequent Improvements shall be performed subject to and in accordance with the terms of

Exhibit E-2 annexed hereto, except that Exhibit E-2 shall be modified as
-----------                             -----------
follows:

     (a) the amount of the Subsequent Allowance will be calculated by:

          (I) multiplying (A) the number of useable square feet of space deemed to be in the Expansion Premises, by (B) $7.00; and

          (II) multiplying the product of (I) above by a fraction, the numerator of which shall be equal to the number of full months remaining in the Lease Term from the date of commencement of the Subsequent Tenant Improvements to the Term Expiration Date and the denominator of which shall be sixty-three (63);

     (b) all references to the Premises shall be deemed to be references to the Expansion Space; and

     (c) Paragraph 7 shall be deleted in its entirety and the following shall be inserted in lieu thereof:


          7.  CONVERSION OF SUBSEQUENT ALLOWANCE.
              ----------------------------------

     (a) DEFINITIONS.  As used in this Paragraph, the following defined terms
         -----------
shall have the following meanings ascribed thereto:

               (i) The term "Rent Conversion Date" shall mean the date identified by Tenant in the Conversion Notice as the date for the conversion of the Unapplied Allowance to a credit against the Basic Rent due under the Lease, which Rent Conversion Date shall be on the first day of a calendar month, shall occur no earlier than thirty (30) days following Landlord's receipt of the Conversion Notice and shall in no event occur prior to the Expansion Date.

               (ii) The term "Unapplied Allowance" shall mean the difference between (A) the Subsequent Allowance, and (B) the aggregate amount which Landlord determines, in its sole but reasonable judgment, has not been incurred by or on behalf of Tenant in connection with the performance of the Subsequent Tenant Improvements attributable to the Expansion Space.

       (b) CONVERSION.  Provided that (i) the Lease is in full force and
           ----------
       effect and Tenant is not and has not been in default under the Lease, and
       (ii) Tenant is in occupancy of the entire Premises and Tenant shall not have assigned the Lease or sublet all or any part of the Premises, Tenant shall have the right, exercisable by written notice to Landlord (the "Conversion Notice"), to convert the Unapplied Allowance to a credit against the Basic Rent due under the Lease. If Tenant shall exercise the Conversion Option as aforesaid, on the Rent Conversion Date, the Unapplied Allowance shall be converted to a credit against the Basic Rent due under the Lease, which credit will be applied against subsequent payments of Basic Rent due under the Lease in twenty-four (24) equal monthly installments provided and upon the condition that on the Rent Conversion Date and on the date of each subsequent installment of such credit, Tenant shall not be or have been in default under the Lease.

       (c) LANDLORD'S OBLIGATIONS CEASE.   Notwithstanding anything to the
           ----------------------------
       contrary contained herein or otherwise, upon Landlord's receipt of the Conversion Notice, Landlord shall have no further obligation to perform the Subsequent Improvements or to take any act of any kind required hereunder in connection therewith, other than as expressly set forth in Subparagraph 7(b) above.

   (d) In all other respects, the terms and conditions contained in Exhibit E-
                                                                    ---------
2 shall apply to the Expansion Space and shall remain unmodified.
-



                     ARTICLE XXXIII - RIGHT OF FIRST OFFER


  33.01 EXERCISE OF RIGHT. If at any time during the Term, Landlord shall desire to lease any space on the second (2nd) or third (3rd) floors of the Building at 3347 Michelson Drive, Irvine, California, consisting of twenty thousand (20,000) useable square feet or more (the "ROFO Space") to a third party other than the existing tenant in any such space or to any other person or entity now having any preexisting rights in such space, Landlord shall first give Tenant notice ("Landlord's Notice") of the terms and conditions upon which Landlord is willing to lease such portion of the ROFO Space.

  33.02 EFFECT OF EXERCISE. Provided this Lease shall be in full force and effect and Tenant shall not be in default hereunder, Tenant shall have the right, exercisable by notice to Landlord given within ten (10) days of the date of Landlord's Notice, the time of giving of such notice to be of the essence of this agreement, to lease such portion of the ROFO Space upon the terms and conditions contained in Landlord's Notice, in which event Landlord and Tenant shall enter into an amendment of this Lease acceptable to Landlord and Tenant to provide for (i) the inclusion of such portion of the ROFO Space in the Premises;
(ii) an increase in the Rent by an amount equal to the fair market thereof as determined by Landlord in its sole but reasonable judgment; and (iii) a modification of the definition of Tenant's Share to accurately represent the percentage that the rentable area deemed to be in the Premises, together with the rentable area deemed to be in the ROFO Space, bears to the total rentable area deemed to be contained in the Facility. In all other respects, the terms and conditions contained in this Lease (including escalations and base years) shall remain unmodified. In the event that Tenant fails to exercise its right as aforesaid within ten (10) days of the date of Landlord's Notice or, in the event Tenant shall have exercised its right and Landlord and Tenant shall not have executed an amendment of this Lease as aforesaid within twenty (20) days from the date of Landlord's Notice or within ten (10) days of Landlord's providing the amendment to Tenant for execution, whichever is later, Tenant shall be deemed to have waived its rights under this Article XXXIII, Landlord shall have the absolute right to lease such portion or any other portion of the ROFO Space to any other person or entity and Tenant shall have no further rights under this Article XXXIII.

  33.03 OPTIONS PERSONAL. The right of first offer granted to Tenant under this Article XXXIII is personal to the named Tenant executing this Lease and may be exercised only by the named Tenant executing this Lease, while occupying the entire Premises and without the intent of thereafter assigning this Lease or subletting the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the named Tenant executing this Lease. The right of first offer granted to Tenant under this Lease is not assignable separate and apart from this Lease, nor may the right of first offer be separated from this Lease in any manner, either by reservation or otherwise.



                         ARTICLE XXXIV - MISCELLANEOUS


   34.01 SUCCESSORS AND ASSIGNS. Subject to the provisions of Article IX, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

   34.02 ATTORNEYS' FEES. If any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to its fees and costs, including, but not limited to, reasonable attorneys' fees to be fixed by the court in such action or proceeding, both at trial and on appeal.

   34.03 LIGHT AND AIR. No diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

   34.04 PUBLIC TRANSPORTATION. Tenant shall encourage use of public transportation by personnel of Tenant employed on the Premises and shall distribute to such employees written materials provided by or through Landlord explaining the convenience and availability of public transportation facilities adjacent or proximate to the Facility, Tenant shall in good faith consider establishing staggered working hours of employees which will not interrupt Tenant's business.

   34.05 HEADINGS. The Article and Section headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.

   34.06 USE OF PRONOUNS. Any pronoun used in place of a noun shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, assigns, according to the context hereof.

   34.07    TIME OF THE ESSENCE.  Time is of the essence of this Lease.

   34.08 GOVERNING LAW. This Lease shall in all respects to the maximum extent legally permissible be governed by the laws of the State of California.

   34.09 BROKERS. The parties acknowledge that the only broker who negotiated this Lease is stated in the Basic Lease Information. Landlord agrees to pay any commission due to the broker stated in the Basic Lease Information pursuant to a separate written agreement between Landlord and such broker. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

   34.10 MODIFICATIONS. This Lease may not be modified except by a written instrument by the parties hereto.

   34.11 UNENFORCEABLE PROVISIONS. If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

   34.12 COVENANTS AND CONDITIONS. All provisions, whether covenants or conditions, on the part of Tenant and Landlord herein shall be deemed and construed to be both covenants and conditions as though the words specifically expressing or imparting covenants and conditions were used in each separate provision hereof.

   34.13    INCORPORATION.  Exhibits A-1, B-1, B-2, C, D, E -1, E-2, F, G, H
                             ------------ ---- ---- -- -- ----- ---- -- -- -
and I and any other Exhibits, Addenda and Riders attached to this Lease are
    -
hereby incorporated by this reference and made a part of this Lease.

   34.14    RECORDATION OF MEMORANDUM; QUITCLAIM AND RELEASE AGREEMENT.
Landlord and Tenant agree that in no event and under no circumstances shall this Lease be recorded. A short-form memorandum may be recorded at Landlord's or Tenant's election. Tenant represents, warrants and covenants to Landlord that upon the expiration or termination of this Lease, Tenant at its sole cost and expense shall at Landlord's request, deliver to Landlord a fully executed quitclaim and release agreement in recordable form wherein Tenant quitclaims, conveys, assigns and releases to Landlord any and all of Tenant's interest in this Lease and the Premises and the Facility.

   34.15 ADDITIONAL INSTRUMENTS. Upon the request of either party at any time, the other party shall execute and file any additional instruments and take any actions as may be reasonably necessary or desirable to carry out the intent and to fulfill the provisions of this Lease.

   34.16 ENTIRE LEASE BETWEEN PARTIES. This Lease and all exhibits and attachments to this Lease and any written modifications or amendments to all of the foregoing entered into by the parties after the date of this Lease, constitutes the entire lease between the parties with respect to the subject matter of this Lease and supersedes all prior and contemporaneous leases and understandings, whether oral or written. Each party to this Lease acknowledges that no representations, inducements, promises or leases, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied in this Lease and that no other lease, statement or promise not contained in this Lease shall be valid or binding. The parties intend by this Lease to establish the relationship of landlord and tenant only, and do not intend to create a partnership, joint venture, joint enterprise, or any business relationship other than that of landlord and tenant.

   34.17 NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Facility, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

   34.18 JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and (ii) the term "Tenant" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

   34.19    TENANT AS CORPORATION OR PARTNERSHIP.  If Tenant executes this
Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms. In addition, if Tenant is a partnership or if Tenant's interest in this Lease shall be assigned to a partnership, (i) the liability of each of the parties comprising the partnership Tenant shall be joint and several, (ii) each of the parties comprising the partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord and by any notices, demands, requests or other communications which may hereafter be given by a partnership Tenant, (iii) any bills, statements, notices, demands, requests or other communications given or rendered to a partnership Tenant and to all such parties shall be binding upon a partnership Tenant and all such parties, (iv) if a partnership Tenant shall admit new partners, all of such new partners shall, by their admission to a partnership Tenant shall be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) a partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement shall vitiate the provisions of subdivision (iv) of this Section 34.19).

   34.20 EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

  34.21     LANDLORD'S AUTHORITY.   If Landlord executes this Lease as a
corporation or partnership, then Landlord and the persons executing this Lease on behalf of Landlord represent and warrant that such entity has full power and authority to execute this Lease.

  IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:

CROW WINTHROP OPERATING PARTNERSHIP,
a Maryland general partnership

  By:  Winthrop California Investors Limited Partnership,
     a Delaware limited partnership,
     its General Partner

     By:  Three Winthrop Properties, Inc.,
       a Massachusetts corporation,
       its General Partner


       By:________________________________________
          Janine R. Padia
          Its Vice President

TENANT:

T.A.R. PREFERRED MORTGAGE CORPORATION
a California corporation


  By:_______________________________________
     Print Name:____________________________
     Print Title:___________________________

                                   EXHIBIT A
                                   ---------


               LEGAL DESCRIPTION OF LAND COMPRISING THE FACILITY
               -------------------------------------------------



                               [To Be Supplied]

                                  EXHIBIT A-1
                                  -----------

                   SITE PLAN OF THE FACILITY AND THE PROJECT
                   -----------------------------------------

                                  EXHIBIT B-1
                                  -----------

              FLOOR PLAN OF THE PREMISES AT 3347 MICHELSON DRIVE
              --------------------------------------------------



                               [To Be Supplied]

                                  EXHIBIT B-2
                                  -----------

              FLOOR PLAN OF THE PREMISES AT 3355 MICHELSON DRIVE
              --------------------------------------------------



                               [To Be Supplied]

                                   EXHIBIT C
                                   ---------

                                  DEFINITIONS
                                  -----------

The following terms shall be defined as set forth below. A term is identified by initial capital letters throughout all provisions of this Lease, including, without limitation, the Recitals and the Exhibits.

  "Anniversary Date" means the anniversary of the Term Commencement Date.
   ----------------

  "Applicable Laws" means any law, statute, directive, regulation, rule, order
   ---------------
or ordinance of any governmental or quasi-public entity or authority and any covenants, conditions and restrictions, reciprocal easement agreements, operating agreements, ground leases or master leases which are applicable to the Premises or the Facility or the use or occupancy thereof, and which are now in effect or are hereafter promulgated.

  "Article" means an article of this Lease.
   -------

  "Bankruptcy Code" means 11 U.S.C. (S)(S) 101 et seq. or such similar laws or
   ---------------                             -- ---
amendments thereto which may be enacted from time to time.

  "Base Year" means the twelve (12) month period set forth in the Basic Lease
   ---------
Information Section of this Lease.

  "Base Year Operating Expenses" means the Operating Expenses incurred for the
   ----------------------------
Base Year.

  "Basic Rent" means the portion of the Rent payable as determined pursuant to
   ----------
Section 4.01 and net of Tenant's Operating Expenses to be paid by Tenant pursuant to Article XXV.

  "Building" means the complex of buildings located at 3333-3355 Michelson
   --------
Drive, Irvine, California.

  "Control" means ownership of not less than fifty percent (50%) of all of the
   -------
voting stock of any corporation in question or not less than fifty percent (50%) of all of the legal and equitable interests in any other business entity in question.

  "Common Area" means the total of all areas now or at any time hereafter which,
   -----------
based on Landlord's reasonable discretion, are or become within or part of the Project but outside of the Facility which are made available for general non-exclusive use, convenience and benefit of Landlord, Tenant and all other owners, landlords, tenants and permitted occupants of the Project as now or hereafter improved and configured and their respective employees and invitees and which are neither occupied by buildings nor devoted to the specific use of a particular tenant, including, without limitation:

       (i) all sidewalks, walkways, pedestrian tunnels, sky walks, plazas, bridges, driveway entrances and exits, curbs, service drives, loading areas, alleys, transportation facilities, if any, outside lighting fixtures, shrubbery, grass, planters and other landscaped areas, common storm drain and sewer systems; and

       (ii)  all Parking Facilities.

  "Cosmetic Alterations" means Alterations which (1) are nonstructural and which
   --------------------
do not affect the Facility's mechanical, electrical, plumbing, life-safety or other Building systems or the structural integrity of the Facility, (2) do not affect any part of the Facility other than the Premises, do not affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Facility and do not reduce the value or utility of the Facility or any part thereof, (3) are of a purely cosmetic or decorative nature (such as painting or installation of wall covering or carpeting), and (4) have an estimated cost for all labor and materials in connection with such Alterations in any one instance (or in a series of instances effectuating a single alteration plan) of less than Five Thousand ($5,000.00) Dollars.

  "CWDLP" means Crow Winthrop Development Limited Partnership, a Maryland
   -----
Limited Partnership or any of its successors or assigns.

  "Development Parcel" means that certain parcel or parcels of land contiguous
   ------------------
to and which surround the Facility as shown on Exhibit A-1 on which is presently
                                               -----------
situated all Parking Facilities, the California Pizza Kitchen restaurant and related improvements, Common Area and certain improvements presently under construction.

  "Environmental Law" means all federal, state and local statutes, ordinances,
   -----------------
regulations and rules presently in force or hereafter enacted relating to environmental quality, contamination and clean up of Hazardous Materials including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)6091 et seq., as amended by
                                                          -- ---
the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)6091 et seq., as amended by
                                                         -- ---
the Hazardous and Solid Waste Amendments of 1984 and state super lien and environmental clean-up statutes and all rules and regulations presently or hereafter promulgated under said statutes as amended.

  "Event of Default" means any of the events specified in Section 19.01 after
   ----------------
the expiration of the applicable cure period set forth therein, if any.

  "Facility" means the complex of buildings and improvements presently located
   --------
at 3333 to 3355 Michelson Drive, Irvine, California containing 1,499,028 useable square feet of area as well as land underlying such buildings and improvements and all overlying space above such land, buildings and improvements, as the same may be hereafter expanded, altered, improved, contracted or otherwise modified.

  "Facility Common Areas" means the total of all areas now or at any time
   ---------------------
hereafter which, based on Landlord's reasonable discretion, are or become within or part of the Facility and are made available for the general non-exclusive use, convenience and benefit of Landlord, Tenant and all other tenants of the Facility or other tenants in buildings to be constructed within the Facility and their respective employees and invitees, including, without limitation:

       (i) all lobbies, entrances, stairs, structural components, exterior walls of the Facility, roofs, elevators, escalators, hallways, passageways and other interior public portions of the Facility which are not specifically leased to Tenant or any other tenant of the Facility;

       (ii) all exterior walkways, landscaped areas, open space areas, plazas, driveways and transportation facilities on, in or above the Facility; and

       (iii) all pedestrian linkages, whether covered or not, between any portion of the Facility, whether existing or hereafter constructed, excluding therefrom any portions of such pedestrian linkages which are specifically identified as tenant space.

  "Governmental Entity" means any subdivision, authority, body, agency,
   -------------------
instrumentality or other entity created and/or controlled pursuant to the law of the State of California or any city, town or village of such state or of federal government.

  "Hazardous Materials" means all hazardous and toxic substances, wastes and
   -------------------
materials, any pollutant or contaminant, including, without limitation, PCB's, asbestos, asbestos-containing material, petroleum products and raw materials that are included under or regulated by any Environmental Law or that pose a health, safety or environmental hazard.

  "Interest Rate" means the greater of ten percent (10%) per annum or four
   -------------
percent (4%) in excess of the prime lending or reference rate of Wells Fargo Bank N.A. or any successor bank in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate imposition; provided, however, the Interest Rate will in no event exceed the maximum interest rate permitted under Applicable Laws.

  "Lease" means this instrument.
   -----

  "Lease Year" means one (1) full year from the Term Commencement Date to the
   ----------
first Anniversary Date or between two (2) consecutive Anniversary Dates.

  "Non-Structural Alterations" means Alterations which (1) are nonstructural and
   --------------------------
which do not affect the Facility's mechanical, electrical, plumbing, life-safety or other Building systems or the structural integrity of the Facility, (2) do not affect any part of the Facility other than the Premises, do not affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Facility and do not reduce the value or utility of the Facility or any part thereof, and (3) are not Cosmetic Alterations.

  "Operating Expenses"  means all expenses and costs (and taxes, if any,
   ------------------
thereon) of every kind and nature determined by Landlord in it sole judgment acting in good faith to the extent they are in accordance with sound management principles respecting the operation of large first class office complexes in the Newport Beach/Irvine/South Coast Plaza area which principles shall be consistently applied (with accruals appropriate to Landlord's business), which Landlord shall pay or become obligated to pay because of, or in connection with, the ownership, management, maintenance, repair, replacement, restoration or operation of (1) the Facility or the Building or the sidewalks and areas adjacent thereto (but not the cost of development of the Facility), (2) the Common Area, the Facility Common Area and all areas which become part of the Common Area or the Facility Common Area, (3) the Parking Facilities, (4) such additional facilities to be constructed as part of the Common Area or the Facility Common Area in subsequent years as may be determined to be desirable for the Facility and (5) the personal property of Landlord used in the operation of the Facility, including, but not limited to the following:

       (i)   Property Taxes;

       (ii) Any and all assessments and payments imposed with respect to the Facility or the Premises pursuant to any Applicable Laws;

                              Exhibit C - Page 2

       (iii) The costs of all utilities and services provided under the Lease, including water and sewer charges and the costs of electricity, heating, ventilation and air conditioning;

       (iv) All maintenance, janitorial and other service costs for the Premises and for the Facility and the equipment therein, including, without limitation, security services, alarm services, window cleaning, elevator and escalator maintenance, and rubbish removal;

       (v) All maintenance, repair, restoration, replacement and operation costs of the Common Area, the Facility Common Area and the Parking Facilities, including, without limitation, with respect to signage (other than tenant signage), lighting, landscaping and gardening, parking lot resurfacing, repairing and restriping;

       (vi) Wages, salaries and related expenses and benefits of all personnel whether Landlord's employees or employees of Landlord's agents, or other third parties' independent contractors, whether on-site or off-site, engaged in the operation, management, maintenance, repair, engineering and security of the Facility, and the rental value of a management office in the Facility; provided, however, that Operating Expenses shall not include wages, salaries or commissions paid for any real estate broker, salesperson or agent for leasing areas within the Facility;

       (vii) the cost of all supplies, tools, materials and equipment, whether leased or owned, used in the operation, security, management, repair and maintenance of the Facility;

       (viii) A management fee paid to the manager of the Facility equal to five percent (5%) of gross rent derived from the Facility;

       (ix) Legal expenses, accounting costs, including costs of audits by certified public accountants and other professional fees and expenses in connection with the operation, ownership, management, maintenance, repair, replacement or restoration of the Facility or the Building;

       (x) All insurance premiums and costs, including but not limited to, the premiums and cost of fire, casualty and liability coverage and rental abatement or comprehensive rental interruption insurance and earthquake insurance (if Landlord elects to provide such coverage) applicable to the Facility and Landlord's personal property used in connection therewith, however, excluding therefrom any personal property of Landlord used by Landlord exclusively in connection with the use and occupation of portions of the Facility other than the Premises or the Common Areas or the Parking Facilities;

       (xi) Repairs, replacements, service and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Facility other than Tenant) of the Facility, including, without limitation all systems and equipment, including but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security, and fire alarms, fire pumps, fire extinguishers and hose cabinets, mail chutes and those related to guard service, painting, window cleaning, service area, mechanical rooms and Facility exteriors;

       (xii) All supplies, materials, rental of equipment, security, management, utilities, repairs, replacements and maintenance costs and all other costs and expenses attributable to, related to or used in connection with the Common Area, the Facility Common Area and the Parking Facilities;

       (xiii) All of Landlord's costs and expenses of contesting by legal proceedings any matter concerning the operation or management of the Facility, or the amount or validity of any Property Taxes levied against all or any part of the Facility;

       (xv) The costs of personnel, utilities, insurance, materials, supplies, payroll and equipment related to or used in connection with services provided or available to be provided within the Facility for the use and benefit of all tenants, including Tenant, in the Facility, to the extent not recovered from charges made for the cost of such services;

       (xiv) The cost of capital improvements, modifications or improvements made to the Facility, amortized on a straight line basis over the useful life thereof as determined in accordance with sound accounting principles, together with interest on the amortized costs of each expenditure;

       (xvi) Energy allocation or use charges or surcharges or developmental or environmental charges imposed in connection with the operation or management of the Facility;

       (xvii) Costs incurred in connection with the implementation and operation of any transportation management program or similar program;

       (xviii) Cost of supplying and cleaning employees' uniforms and work clothes;

       (xix)   Reasonable dues and expenses for trade and industry associations;

                              Exhibit C - Page 3

       (xx) Reasonable administrative costs, such as (but not limited to) postage, stationery, photocopy expenses and other management office supplies;

       (xxi) Imputed cost equal to the loss of rent by Landlord for space used for on-site management at an imputed cost which is equal to the rental rate then charged by Landlord for comparable space in the Facility;

       (xxii)  Costs of providing pest control for the Facility;

       (xxiii) Cost of casualty, liability and other insurance;

       (xxiv) Any and all occupancy, gross receipts or rental taxes paid by Landlord in connection with the Facility, but not income or any other tax imposed or measured by Landlord's income or profits (unless such tax is in lieu of real estate taxes or sales taxes);

       Notwithstanding anything to the contrary herein contained, Operating Expenses shall not include:

     (aa)  depreciation of the Building;

     (bb) the cost of providing tenant improvements to Tenant or any other tenant or the cost of renovating space for existing or new tenants;

     (cc) principal, interest or debt required to be paid on any mortgage or deed of trust recorded with respect to the Facility and/or the Premises;

     (dd) the cost of special services, goods or materials provided to any tenant;

     (ee) advertising costs incurred in renting individual space in the Facility;

     (ff) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

     (gg) material damages incurred due to the violation by any tenant of the terms and conditions of any lease of space in the Facility;

     (hh) any Operating Expenses solely resulting from or related to any new building constructed on the Facility, except as otherwise expressly provided;

     (ii) The cost to Landlord of repairs made, or other work done, by Landlord as a result of fire, windstorm or other insurable casualty or by the exercise of eminent domain, provided, however, that this exclusion is limited to the amount of the insurance proceeds or condemnation award actually received by Landlord for such repairs or other work;

     (jj) specific costs incurred for the account of and separately billed to specific tenants and other specific services or Property Taxes which could have been billed to tenants under their leases;

     (kk) costs and expenses incurred as a result of any lease negotiations with any prospective tenant of the Facility including, without limitation, leasing or brokerage commissions, attorney's fees and space planning costs;

     (ll) tenant allowances and other costs of installation of tenant improvements and decorations incurred to prepare a space for any new tenant;

     (mm) costs of alterations, additions and improvements made by Landlord to the Building to comply with ADA as presently enacted;

     (nn) costs of alterations, additions and improvements made by Landlord to the Building to comply with any existing violation of any Applicable Law with respect to the Hazardous Materials;

     (oo) except as otherwise permitted pursuant to the terms hereof, costs of Landlord's general corporate overhead for employees who do not perform work with respect to the Facility, the Building or any part thereof; and

     (pp) costs arising from repairs necessitated by, or resulting solely and directly from, the gross negligence or intentional acts of Landlord.

  Operating Expenses with respect to new or modified Common Area shall be allocated to the Facility and the Premises on a reasonable basis. In determining the amount of Operating Expenses for any calendar year, if less than ninety-five (95%) of the rentable area in the Facility shall have been occupied by tenants at any time during such calendar year, Operating Expenses shall be determined for such calendar year to be an amount equal to the

                              Exhibit C - Page 4
like expenses which would normally be expected to be incurred had such occupancy been ninety-five (95%) throughout such calendar year.

  If any capital improvement is made during any lease year in compliance with requirements of any federal, state or local law or environmental regulation, whether or not such law or regulation is valid or mandatory, then the reasonable annual amortization, with interest of the cost of such improvements shall be deemed an Operating Expense in each of the lease years during which such amortization occurs.

  "Parking Facilities" means all surface, aboveground and underground parking
   ------------------
facilities (including, without limitation, accessways, parking spaces, parking structures, pedestrian crossings or paths or ramps) now or hereafter constructed and designated by Landlord for use by tenants of or within the Project.

  "Permitted Use" means use as general offices and related uses and for no other
   -------------
purpose.

  "Premises" means that certain space consisting of that approximate number of
   --------
rentable square feet as set forth in the Basic Lease Information located on the floor(s) designated on the Basic Lease Information and as outlined on the floor plan attached hereto as Exhibit B incorporated herein by reference. The
                        ---------
Premises shall include the interior surface of all walls, but shall not include the exterior walls of the Facility, or any structural components or any Facility Common Area or Common Area. All references to the Premises in this Lease shall mean the Premises under this Lease in any given Lease Year.

  "Project" means the land and improvements, and the overlying space, that
   -------
presently exist or as same may be expanded, developed or altered from time to time, designated on Exhibit A-1 attached hereto and incorporated herein by
                    -----------
reference, presently known as Park Place, including, without limitation, the Facility, the retail center and related improvements, all improvements presently under construction within the area depicted on Exhibit A-1, the Common Area and
                                               -----------
all Parking Facilities.

  "Property Taxes" means all real and personal property taxes and assessments,
   --------------
general or special, and all other taxes, charges, levies and license and permit fees of any kind or nature whatsoever, foreseen or unforeseen, general or special, ordinary or extraordinary, which are now or any time during the term of this Lease levied, assessed, imposed upon, confirmed or become due and payable out of or with respect to the Facility and the improvements, fixtures, equipment and other items of personal property of Landlord therein which are used in the operation and maintenance of the Facility; any taxes which become payable by Landlord, whether or not now customary or within the contemplation of Landlord or Tenant, which are levied in addition to or in lieu of such real or personal property taxes or assessments including, without limitation, any occupancy, gross receipts or rental tax (i) allocable to or measured by Rent or other amounts payable to Landlord hereunder, (ii) with respect to the receipt of such Rents or amounts by Landlord, (iii) with respect to any activity or right of Tenant in the leasing, possession, occupancy, use, operation, management, repair, maintenance, alteration, or improvement of the Premises or (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; and any interest, penalties or delinquency charges thereon which attach for any reason other than late payment or non-payment thereof by Landlord, unless such late payment or non-payment by Landlord is in connection with a late payment or non-payment by Tenant. Property taxes shall include transit impact development fees, housing impact development fees (fees for services such as fire protection, street, sidewalk and road maintenance, refuse removal and other governmental services), and other fees or taxes payable by Landlord, in connection with the Facility that are levied with respect to the Facility and which are payable with monthly Rent as provided in subparagraph (b) below.

       (a)  Property Taxes shall not include:  (i) any taxes or assessments
                                 ---
against the personal property of Tenant or any other tenant of the Facility which taxes and assessments are separately billed to Tenant or such other tenant by the tax collecting authority; or (ii) any income tax, franchise tax or transfer tax (exclusive of any transfer tax imposed on this Lease) for which Landlord may be or become personally liable.

       (b) In addition to all monthly Rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse Landlord upon demand for Tenant's Share of any and all transit impact development fees, housing impact development fees and other fees or taxes payable by Landlord, whether or not now customary or within the contemplation of the parties hereto, that are levied with respect to the Facility that are not due or attributable to the development of the Facility and related to the cost of providing governmental or public facilities or services. Property Taxes shall not include transit impact development fees or housing impact development fee which (i) are imposed solely on Landlord as a result of development of the Facility and (ii) are not imposed generally upon other landowners within the taxing agency's jurisdiction.

       (c) There shall be deducted from Property Taxes the net amount of any refunds actually received by Landlord, after reasonable expenses. To the extent reasonably practicable, all such refunds to be applied against said Property Taxes for the same calendar year to which the Property Taxes apply.

       (d) The amount of special taxes or special assessments to be Included as Property Taxes shall be limited to the amount of the installments of special taxes or special assessments required to be paid during the calendar year in respect to which these special taxes or special assessments are to be determined; however, Landlord shall elect the longest period of time allowed by the authority imposing the tax or assessment in which to pay installments of special taxes or special assessments.

                              Exhibit C - Page 5

       (e) Property Taxes shall include expenses incurred by Landlord in attempting to protest, reduce or minimize Property Taxes for the year in which such expenses are incurred. If for any Lease Year subsequent to the Base Year, Property Taxes are reduced, then commencing in the Lease Year in which such decrease occurs and continuing for all subsequent Lease Years, Base Year Operating Expenses shall be deemed reduced by the amount of such decrease to Property Taxes.

  "REA" means that certain Construction, Operation and Reciprocal Easement
   ---
Agreement for the Facility recorded July 30, 1985 as Instrument No. 85-279768 in the Official Records of Orange County, California.

  "Related Corporation" means corporations or other business entities (but not
   -------------------
including Governmental Entities) which Control, are Controlled by or are under common Control with Tenant.

  "Rent" means all rent and other payments to Landlord under this Lease,
   ----
including, without limitation, (i) Basic Rent as set forth in Section 4.01, and
(ii)  such other charges and payments as are designed as Rent under this Lease.

  "Scheduled Term Commencement Date" means the date set forth as the Scheduled
   --------------------------------
Term Commencement Date in the Basic Lease Information of this Lease.

  "Scheduled Term Expiration Date" means the date set forth as the Scheduled
   ------------------------------
Term Expiration Date in the Basic Lease Information of this Lease.

  "Section" means a section of this Lease.
   -------

  "Tenant" means the tenant under this Lease as set forth in the Basic Lease
   ------
Information, or its permitted successors and assigns.

  "Tenant Improvements" means the improvements to the Premises to be made by
   -------------------
Landlord as provided in the Tenant Improvement Agreements attached hereto as Exhibit E-1 and Exhibit E-2 and incorporated herein by reference.
-----------     -----------

  "Tenant's Operating Expenses" means the difference between Tenant's Share of
   ---------------------------
Operating Expenses and Tenant's Share of Base Year Operating Expenses to be determined and paid as provided in Article XXV.

  "Tenant's Share" means the ratio (expressed as percentage) of the useable
   --------------
floor area deemed to be in the Premises to the useable floor area deemed to be in the Facility. In the event the useable square footage of the Premises or the Facility is changed, Tenant's Share shall be appropriately adjusted effective upon such change.

  "Term" means the term of this Lease.
   ----

  "Term Commencement Date" means the actual date on which the Term of this Lease
   ----------------------
commences.

  "Term Expiration Date"  means the actual date on which the term of this Lease
   --------------------
expires.

                              Exhibit C - Page 6

                                   EXHIBIT D
                                   ---------

                            COMMENCEMENT MEMORANDUM
                            -----------------------


To:__________________  Date:___________________
   __________________

   Re: Lease dated__________19__(the "Lease"), between Crow Winthrop Operating Partnership, Landlord, and ___________, Tenant, concerning Suite ___ located at _________________________ (the "Premises").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

   1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction.

   2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Term Commencement Date is ___________________, and the Term Expiration Date is _________________________.

   3. That in accordance with the Lease, rent commenced to accrue on___________.

   4. If the Term Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

   5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ___________________ at _________________________.

   6. The number of square feet deemed to be in the Premises is _______ useable and __________ rentable square feet.

   7. The number of square feet within the Facility is deemed to be approximately ______________ useable square feet.

   8. Tenant's Share, as adjusted based upon the number of rentable square feet deemed to be within the Premises, is ___%.

LANDLORD:

CROW WINTHROP OPERATING PARTNERSHIP,
a Maryland general partnership

By:  Winthrop California Investors Limited Partnership,
     a Delaware limited partnership,
     Its:  General Partner

     By:  Three Winthrop Properties Inc.,
        a Massachusetts corporation,
        Its:  General Partner


        By:___________________________________________
           Janine R. Padia
           Vice President
TENANT:

T.A.R. PREFERRED MORTGAGE CORPORATION,
a California corporation


By:__________________________________________
 Print Name:_________________________________
 Title:______________________________________

                                  EXHIBIT E-1
                                  -----------

                   PRELIMINARY TENANT IMPROVEMENT AGREEMENT
                   ----------------------------------------




  THIS PRELIMINARY TENANT IMPROVEMENT AGREEMENT ("Preliminary Tenant Improvement Agreement") is entered into as of the ____ day, January, 1997 by and between Crow Winthrop Operating Partnership, a Maryland general partnership ("Landlord"), and T.A.R. Preferred Mortgage Corporation ("Tenant"), a California corporation.


                               R E C I T A L S :


  A. Concurrently with the execution of this Preliminary Tenant Improvement Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit B-1
                                                                 ------------
and Exhibit B-2 attached to the Lease.  All terms not defined herein have the
    -----------
same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

  B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

  1.   PRELIMINARY TENANT IMPROVEMENTS.  As used in the Lease and this
       -------------------------------
Preliminary Tenant Improvement Agreement, the term "Preliminary Tenant Improvements" or "Preliminary Tenant Improvement Work" means collectively (a) applying one (1) coat of Standard (as hereinafter defined) paint to the walls of the Premises in a Standard color selected by Tenant and (b) furnishing and installing Standard wall-to-wall carpeting in the Premises.

   2.  CONSTRUCTION REPRESENTATIVES.  Landlord hereby appoints the following
       ----------------------------
person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Preliminary Tenant Improvement
Agreement:   Robert E. Negohosian  .  Tenant hereby appoints the following
           ------------------------
person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Preliminary Tenant Improvement Agreement:
Walter F. Villaume  .  All communications with respect to the matters covered by
--------------------
this Preliminary Tenant Improvement Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Preliminary Tenant Improvement Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

  3.   PRELIMINARY TENANT IMPROVEMENTS.
       -------------------------------

       (a) SELECTION OF COLORS; STYLES.  Landlord shall submit to Tenant for
           ---------------------------
  Tenant's review and approval, Standard paint and carpeting options for the Premises. Tenant shall promptly select the Standard paint and carpeting to be installed in the Premises. Once selected by Tenant, the Standard selections may not be changed without the prior written approval of both Landlord and Tenant, and then only after Tenant pays any excess costs resulting from such changes. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 8 below.

       (b) PRELIMINARY WORK COST ESTIMATE AND STATEMENT.  Prior to the
           --------------------------------------------
  commencement of construction of any of the Preliminary Tenant Improvements, Landlord will submit to Tenant a written estimate of the cost to complete the Preliminary Tenant Improvement Work (the "Preliminary Work Cost Estimate"). Upon Tenant's approval of the Preliminary Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Preliminary Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Preliminary Work Cost Statement pursuant to Paragraph 5 hereof. If the total costs reflected in the Preliminary Work Cost Statement exceed the Preliminary Allowance described in Paragraph 4 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Preliminary Work Cost Estimate. Throughout the course of construction, any differences between the estimated Preliminary Work Cost in the Preliminary Work Cost Statement and the actual Preliminary Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter.

  4.   PAYMENT FOR THE PRELIMINARY TENANT IMPROVEMENTS.
       -----------------------------------------------

       (a) PRELIMINARY ALLOWANCE.  Landlord hereby grants to Tenant a
           ---------------------
  preliminary tenant improvement allowance of up to $3.00 per useable square foot of space deemed to be contained in the Premises (the "Preliminary Allowance"). The Preliminary Allowance is to be used only for the construction of the Preliminary Tenant Improvements.

       (b) EXCESS COSTS.  The cost of  the Tenant Improvements shall be charged
           ------------
  against the Preliminary Allowance. If the Preliminary Work Cost exceeds the Preliminary Allowance, Tenant agrees to pay to Landlord such excess within two (2) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Preliminary Work Cost Estimate). If the Preliminary Allowance exceeds the Preliminary Work Cost, Tenant will not be entitled to any payment, rent reduction or credit therefor except as otherwise expressly set forth herein. In no event will the Preliminary Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.


(c)  UNUSED PRELIMINARY ALLOWANCE AMOUNTS.  Any unused portion of the
     ------------------------------------
Preliminary Allowance upon completion of the Preliminary Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease.


   5.  CONSTRUCTION OF TENANT IMPROVEMENTS.  Until Tenant selects the Standard
       -----------------------------------
colors and styles for the Preliminary Tenant Improvement Work, approves the Preliminary Work Cost Statement and pays Landlord the amount by which the Preliminary Work Cost Statement exceeds the Preliminary Allowance, if any, Landlord will be under no obligation to cause the construction of any of the Preliminary Tenant Improvements. Following Tenant's approval of the Preliminary Work Cost Statement described in Subparagraph 3(b) above and upon Tenant's payment of the total amount by which such Preliminary Work Cost Statement exceeds the Preliminary Allowance, if any, Landlord's contractor will commence and diligently proceed with the construction of the Preliminary Tenant Improvements, subject to Tenant Delays (as described in Paragraph 8 below) and Force Majeure Delays (as described in Paragraph 9 below). Promptly upon the commencement of the Preliminary Tenant Improvement Work, Landlord will furnish Tenant with a construction schedule letter setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during construction of the Preliminary Tenant Improvements modify such schedule.

   6.  FREIGHT/CONSTRUCTION ELEVATOR.  Landlord will, consistent with its
       -----------------------------
obligation to other tenants in the Building, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/construction elevator, if needed.

   7.  TERM COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.
       -------------------------------------------------

       (a) TERM COMMENCEMENT DATE.  The Term of the Lease will commence on the
           ----------------------
  date (the "Term Commencement Date") which is the earlier of:

          (i)     the date Tenant moves into the Premises; or

          (ii) the date the Preliminary Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Preliminary Tenant Improvements is delayed as a result of any Tenant Delays then the Term Commencement Date as would
       otherwise have been established pursuant to this Subparagraph   7(a)(ii)
       will be accelerated by the number of days of such Tenant Delays.

       (b) SUBSTANTIAL COMPLETION.  For purposes of Subparagraph 7(a)(ii)
           ----------------------
  above, the Tenant Improvements will be deemed to be "substantially completed" when Landlord's contractor certifies in writing to Landlord and Tenant that Landlord has substantially performed all of the Preliminary Tenant Improvement Work required to be performed by Landlord under this Preliminary Tenant Improvement Agreement, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises.

       (c) DELIVERY OF POSSESSION.  Landlord agrees to deliver possession of the
           ----------------------
  Premises to Tenant when the Preliminary Tenant Improvements have been substantially completed in accordance with Subparagraph (b) above. The parties estimate that Landlord will deliver possession of the Premises to Tenant and the Term of this Lease will commence on or before the Scheduled Term Commencement Date set forth in the Basic Lease Information section of the Lease. Landlord agrees to use its commercially reasonable efforts to cause the Premises to be substantially completed on or before the Scheduled Term Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Scheduled Term Commencement Date, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, nor will the expiration date of the Term be in any way extended, unless such late delivery is due solely to the gross negligence or willful misconduct of Landlord. If Landlord is delayed in delivering possession of the Premises due to Landlord's gross negligence or willful misconduct or due to any Force Majeure Delay(s), then, as Tenant's sole remedy, the Term Commencement Date will be extended one
  (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant.

                             Exhibit E-1 - Page 2

   8.  TENANT DELAYS.  For purposes of this Preliminary Tenant Improvement
       -------------
Agreement, "Tenant Delays" means any delay in the completion of the Preliminary Tenant Improvements resulting from any or all of the following:

       (a) Tenant's failure to timely perform any of its obligations pursuant to this Preliminary Tenant Improvement Agreement;

       (b) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards;

       (c) any delay of Tenant in making payment to Landlord for Tenant's share of the Preliminary Work Cost; or

       (d) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.

   9.  FORCE MAJEURE DELAYS.  For purposes of this Preliminary Tenant
       --------------------
Improvement Agreement, "Force Majeure Delays" means any actual delay in the construction of the Preliminary Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in
Article XXVIII of the Lease.


  IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Tenant Improvement Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.


LANDLORD:

CROW WINTHROP OPERATING PARTNERSHIP,
a Maryland general partnership

By:  Winthrop California Investors Limited Partnership,
     a Delaware limited partnership,
     Its General Partner

   By:  Three Winthrop Properties, Inc.,
        a Massachusetts corporation,
        Its General Partner

     By:_________________________________________________
        Janine R. Padia
        Vice President


TENANT:

T.A.R. PREFERRED MORTGAGE CORPORATION,
a California corporation



By:_________________________________
 Print Name:________________________
 Title:_____________________________

                             Exhibit E-1 - Page 3

                                  EXHIBIT E-2
                                  -----------

                    SUBSEQUENT TENANT IMPROVEMENT AGREEMENT
                    ---------------------------------------




  THIS SUBSEQUENT TENANT IMPROVEMENT AGREEMENT ("Subsequent Tenant Improvement Agreement") is entered into as of the ___ day of January, 1997 by and between Crow Winthrop Operating Partnership, a Maryland general partnership ("Landlord"), and T.A.R. Preferred Mortgage Corporation, a California corporation ("Tenant").


                               R E C I T A L S :


  A. Concurrently with the execution of this Subsequent Tenant Improvement Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit B-1
                                                                 ------------
and Exhibit B-2 attached to the Lease.  All terms not defined herein  have the
    -----------
same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

  B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

  1.   SUBSEQUENT TENANT IMPROVEMENTS.  As used in the Lease and this Subsequent
       ------------------------------
Tenant Improvement Agreement, the term "Subsequent Tenant Improvements" or "Subsequent Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall covering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork and distribution of Building services such as sprinkler and electrical service.

  2.   WORK SCHEDULE.   If Tenant shall desire that Landlord perform the
       -------------
Subsequent Tenant Improvements, Tenant shall furnish Landlord with written notice thereof. Within ten (10) business days thereafter, Landlord shall deliver to Tenant for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning and completion of the installation of the Subsequent Tenant Improvements. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Subsequent Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Subsequent Tenant Improvements. All plans and drawings required by this Subsequent Tenant Improvement Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted.

  3.   CONSTRUCTION REPRESENTATIVES.  Landlord hereby appoints the following
       ----------------------------
person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Subsequent Tenant Improvement Agreement:
Robert E. Negohosian  .  Tenant hereby appoints the following person(s) as
----------------------
Tenant's representative ("Tenant's Representative") to act for Tenant in all
matters covered by this Subsequent Tenant Improvement Agreement:    Walter F.
                                                                  -----------
Villaume  .  All communications with respect to the matters covered by this
----------
Subsequent Tenant Improvement Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Subsequent Tenant Improvement Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

  4.   SUBSEQUENT TENANT IMPROVEMENT PLANS.
       -----------------------------------

     (a) PREPARATION OF SPACE PLANS.  In accordance with the Work Schedule,
         --------------------------
Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of the Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Subsequent Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

     (b) PREPARATION OF FINAL PLANS.  Based on the approved Space Plans, and in
         --------------------------
accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Subsequent Tenant Improvements for the Premises (collectively, the "Final Plans"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and
(c) all other specifications for the Subsequent Tenant Improvements. The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

     (c) REQUIREMENTS OF TENANT'S FINAL PLANS.  Tenant's Final Plans will
         ------------------------------------
include locations and complete dimensions, and the Subsequent Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building;
(ii) if not comprised of the Building standards set forth in the written description thereof (the "Standards"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

     (d) SUBMITTAL OF FINAL PLANS.  Once approved by Landlord and Tenant,
         ------------------------
Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes.

     (e) CHANGES TO SHELL OF BUILDING.  If the Final Plans or any amendment
         ----------------------------
thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Paragraph 5 below.

     (f) SUBSEQUENT WORK COST ESTIMATE AND STATEMENT.  Prior to the commencement
         -------------------------------------------
of construction of any of the Subsequent Tenant Improvements shown on the Final Plans, Landlord will submit to Tenant a written estimate of the cost to complete the Subsequent Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises are located (the "Subsequent Work Cost Estimate"). Tenant will either approve the Subsequent Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Subsequent Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Subsequent Work Cost Estimate (such approved Subsequent Work Cost Estimate is hereinafter referred to as the "Subsequent Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Subsequent Work Cost Statement pursuant to Paragraph 6 hereof. If the total costs reflected in the Subsequent Work Cost Statement exceed the Subsequent Allowance described in Paragraph 5 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Subsequent Work Cost Estimate. Throughout the course of construction, any differences between the estimated Subsequent Work Cost in the Subsequent Work Cost Statement and the actual Subsequent Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter.

  5.   PAYMENT FOR THE SUBSEQUENT TENANT IMPROVEMENTS.
       ----------------------------------------------

     (a) SUBSEQUENT ALLOWANCE.  Landlord hereby grants to Tenant a tenant
         --------------------
improvement allowance of up to $7.00 per useable square foot of the Premises (the "Subsequent Allowance"). The Subsequent Allowance is to be used only for:

       (i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Subsequent Tenant Improvement Plans. The Subsequent Allowance will not be used for the payment of extraordinary design work not consistent with the scope of Landlord's Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect and/or Tenant's architect.

                             Exhibit E-2 - Page 2

     (ii) The payment of plan check, permit and license fees relating to construction of the Subsequent Tenant Improvements.


     (iii) Construction of the Subsequent Tenant Improvements, including, without limitation, the following:

       (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

       (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

       (cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

       (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

       (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises; and

       (ff) Fees for the contractor and tenant improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Subsequent Tenant Improvements.

       (iv) All other costs to be expended by Landlord in the construction of the Subsequent Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Subsequent Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical including heating, ventilating and air conditioning systems and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

     (b) EXCESS COSTS.  The cost of each item referenced in Paragraph 5(a) above
         ------------
shall be charged against the Subsequent Allowance. If the Subsequent Work Cost exceeds the Subsequent Allowance, Tenant agrees to pay to Landlord such excess prior to the commencement of construction within five (5) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Subsequent Work Cost Estimate). If the Subsequent Allowance exceeds the Subsequent Work Cost, Tenant will not be entitled to any payment, rent reduction or credit therefor except as otherwise expressly set forth herein. In no event will the Subsequent Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

     (c) CHANGES.  If, after the Final Plans have been prepared and the
         -------
Subsequent Work Cost Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto are to be paid by Tenant to Landlord prior to the commencement of construction of the Subsequent Tenant Improvements. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Subsequent Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Paragraph 4 above, or if the change would unreasonably delay construction of the Subsequent Tenant Improvements .

     (d) GOVERNMENTAL COST INCREASES.  If increases in the cost of the
         ---------------------------
Subsequent Tenant Improvements as set forth in the Subsequent Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Subsequent Allowance.

     (e) UNUSED SUBSEQUENT ALLOWANCE AMOUNTS.  Provided that Tenant shall not
         -----------------------------------
then be (and shall not at any time during the Term have been) in default under the Lease, any unused portion of the Subsequent Allowance upon completion of the Subsequent Tenant Improvements will be available to Tenant as a credit against any obligations of Tenant under the Lease, subject to the terms of Paragraph 7.

  6. CONSTRUCTION OF TENANT IMPROVEMENTS.  Notwithstanding the foregoing, until
     -----------------------------------
Tenant approves the Final Plans and the Subsequent Work Cost Statement and pays Landlord the amount by which the Subsequent Work Cost Statement exceeds the Subsequent Allowance, if any, Landlord will be under no

                             Exhibit E-2 - Page 3
obligation to expend any monies and/or to cause the construction of any of the Subsequent Tenant Improvements; it being further agreed that Landlord shall have no obligation to perform the Subsequent Tenant Improvements if Tenant shall then be (or shall have at any time been) in default under the Lease. Tenant acknowledges that Tenant shall be in possession the Premises during the performance of the Subsequent Tenant Improvements. Landlord and Tenant shall cooperate to mutually determine when the Subsequent Tenant Improvements will be commenced. However, once the work begins, Landlord shall have the right to complete the same on a continuous, uninterrupted schedule without Tenant interference. Tenant acknowledges that such work shall be performed at such times, including normal business hours, and in such manner as Landlord shall reasonably determine. Tenant agrees (a) to cooperate with Landlord or Landlord's Representative during the performance of such work, including but not limited to, temporarily removing and relocating Tenant's and Tenant's employees' furniture, fixtures, equipment and other personalty and (b) to release Landlord, Landlord's Representative and their respective agents from all losses, costs, damages and expenses, including, but not limited to, loss of business, incurred in connection with such work.

7.  CONVERSION OF SUBSEQUENT ALLOWANCE.
    ----------------------------------

     (a)  DEFINITIONS.  As used in this Paragraph, the following defined terms
          -----------
shall have the following meanings ascribed thereto:

       (i) The term "Rent Conversion Date" shall mean the date identified by Tenant in the Conversion Notice (as hereinafter defined) as the date for the conversion of the Unapplied Allowance and the Rent Credit Unapplied Allowance to a credit against the Basic Rent due under the Lease, which Rent Conversion Date shall be on the first day of a calendar month and shall occur no earlier than thirty (30) days following Landlord's receipt of the Conversion Notice.

       (ii)  The term "Unapplied Allowance" shall mean the difference between
(A) $385,994.00, which the parties hereto agree is the amount of the Subsequent Allowance attributable to the Premises (other than the Rent Credit Space) and
(B) the aggregate amount which Landlord determines, in its sole but reasonable judgment, has not been incurred by or on behalf of Tenant in connection with the performance of the Subsequent Tenant Improvements in the Premises (other than Subsequent Tenant Improvements attributable to the Rent Credit Space).

       (iii) The term "Rent Credit Unapplied Allowance" shall mean the difference between (A) $105,693.00, which the parties hereto agree is the amount of the Subsequent Allowance attributable to the Rent Credit Space and (B) the aggregate amount which Landlord determines, in its sole but reasonable judgment, has not been incurred by or on behalf of Tenant in connection with the performance of the Subsequent Tenant Improvements attributable to the Rent Credit Space.

     (b) CONVERSION.   Provided that (i) the Lease is in full force and effect
         ----------
and Tenant is not and has not been in default under the Lease and (ii) Tenant is in occupancy of the entire Premises and Tenant shall not have assigned the Lease or sublet all or any part of the Premises, Tenant shall have the right, exercisable by written notice to Landlord (the "Conversion Notice"), to convert the Unapplied Allowance and the Rent Credit Unapplied Allowance to a credit against the Basic Rent due under the Lease (the "Conversion Option"). If Tenant shall exercise the Conversion Option as aforesaid on the Rent Conversion Date, the Unapplied Allowance and Rent Credit Unapplied Allowance shall be converted to a credit against the Basic Rent, which credit will be applied against subsequent payments of Basic Rent under the Lease in twenty-four (24) equal monthly installments provided and upon the condition that on the Rent Conversion Date and on the date of each subsequent installment of such credit, Tenant shall not be or have been in default under the Lease. Notwithstanding the foregoing or anything to the contrary contained in the Conversion Notice, Tenant shall not be entitled to credit any portion of the Rent Credit Unapplied Allowance against the Basic Rent due under the Lease prior to April 1, 1998.

     (c) LANDLORD'S OBLIGATIONS CEASE.   Notwithstanding anything to the
         -----------------------------
contrary contained herein or otherwise, upon Landlord's receipt of the Conversion Notice, Landlord shall have no further obligation to perform the Subsequent Improvements or to perform any act of any kind required hereunder in connection therewith, other than as expressly set forth in Subparagraph 7(b) above.

                             Exhibit E-2 - Page 4

  IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Tenant Improvement Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.


LANDLORD:

CROW WINTHROP OPERATING PARTNERSHIP,
a Maryland general partnership

By:  Winthrop California Investors Limited Partnership,
     a Delaware limited partnership,
     Its General Partner

     By:  Three Winthrop Properties, Inc.,
        a Massachusetts corporation,
        Its General Partner

        By:_____________________________________________
           Janine R. Padia
           Vice President


TENANT:


T.A.R. PREFERRED MORTGAGE CORPORATION,
a California corporation



By:___________________________________
   Print Name:________________________
   Title:_____________________________

                             Exhibit E-2 - Page 5

                                   EXHIBIT F
                                   ---------

                         FORM OF ESTOPPEL CERTIFICATE
                         ----------------------------


The undersigned,______________________, a _____________________,
("Landlord"), with a mailing address c/o __________________________.
and ______________________________, a __________________________
("Tenant"), hereby certify to ___________________________________, as follows:

  1. Attached hereto is a true, correct and complete copy of that certain lease dated _________________, 19___, between Landlord and Tenant (the "Lease"), regarding the premises located at _______________________(the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

  2.  The Term of the Lease commenced on _____________, 19___.

  3.  The Term of the Lease shall expire on ___________, 19___.

  4.  The Lease has:  (Initial one)

  (____________) not been amended, modified, supplemented, extended, renewed or assigned.

  (____________) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:
  _______________________________
  _______________________________
  _______________________________

  5.  Tenant has accepted and is now in possession of the Premises.

  6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to ___________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of _________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

  7.  The amount of Monthly Basic Rent is $______________

  8.  The amount of Tenant's security deposit (if any) is $_________________.
No other security deposits have been made except as follows:____________________
________________________________________________________________________________
________________________________________________________________________________

  9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:

  10. All work required to be performed by Landlord under the Lease has been completed except as follows:____________________________________________________

  11. There are no defaults on the part of the Landlord or Tenant under the Lease except as follows:________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

  12. Neither Landlord nor Tenant has any defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows:_____________________________________________________________________
___________________________________________

  13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:________________________________________
___________________________________________

    All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

   The foregoing certification is made with the knowledge that__________________ is about to fund a loan to Landlord or __________ is about to purchase the Project (or part thereof) from Landlord and that ____________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).


  IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of _______________, 19_______.



LANDLORD:


CROW WINTHROP OPERATING PARTNERSHIP,
a Maryland general partnership

By:  Winthrop California Investors Limited Partnership,
     a Delaware  limited partnership,
     Its General Partner

     By:  Three Winthrop Properties, Inc.,
        a Massachusetts corporation,
        Its General Partner

        By:________________________________________________
           Janine R. Padia
           Its Vice President


TENANT:



______________________________

a_____________________________



By:___________________________

 Print Name:__________________

 Title:_______________________



By:___________________________

 Print Name:__________________

 Title:_______________________

                              Exhibit F - Page 2

                                   EXHIBIT G
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


  A. General Rules and Regulations. The following rules and regulations govern the use of the Facility, including the Building, each tenant's premises and all Common Area. Each tenant shall be bound by such rules and regulations and shall be responsible for the observance of these rules and regulations by its employees, subtenants, assignees, contractors, suppliers, customers, invitees and guests.

  1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways of the Facility shall not be obstructed by tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Facility and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activity. No tenant and no employee or invitee of and tenant shall go upon the roof of the Corporate Tower or any other building in the Facility, except as authorized by Landlord.

  2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any part of the Facility without the prior written consent of Landlord. Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of the tenant. If Landlord shall have given such consent to any tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord.

  3. All bulletin boards or directories or other name identifications, if any, will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

  4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Facility. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Facility. No articles shall be placed against glass partitions or doors or any window or wall which might appear unsightly from outside tenant's premises.

  5. Landlord reserves the right to exclude from the Facility between the hours of 6:00 p.m. and 8:00 a.m. and after 2:00 p.m. on Saturdays and at all hours on Sundays and holidays all persons who are not tenants or their accompanied guests in the Facility. Landlord, at its option, may require all persons admitted to or leaving the Facility or certain portions of the Facility during such hours to register. Each tenant shall be responsible for all persons for whom it allows to enter the Facility and shall be liable for damages for error with regard to the admission to or exclusion from the Facility of any person. During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Facility by closing the doors, or otherwise, for the safety of tenants and protection of the Facility and property in the Facility. Subject to Landlord's prior reasonable approval, tenant shall not permit the visit to the premises of persons in such numbers or under such conditions as will interfere with the use and enjoyment of the Common Area by others or with the use and enjoyment of the premises leased to other tenants in the Facility.

  6. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Facility for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness of the premises. Janitorial services shall be provided to Landlord by independent contractors who are bonded.

  7. No tenant shall obtain for use upon its premises food, beverage, or other similar services except through facilities provided by Landlord (and maintained by tenant) and under regulations fixed by Landlord, or accept barbering or bootblacking services in its premises except from persons authorized by Landlord at such reasonable hours and under such reasonable regulations as may be fixed by Landlord. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, sales and displays of products, goods and wares in all portions of the Facility except for such activities as may be expressly requested by a tenant and conducted solely within such requesting tenant's premises. Landlord reserves the right to restrict and regulate the use of the Common Area of the Facility and the Building by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within the Building for tenants and the general public. No tenant shall install, maintain operate upon the premises any vending machine without the written consent of Landlord, except for machines which dispense candy, ice water, soft drinks and cigarettes. Microwave ovens for preparation of food for the convenience of a tenant's employees, guests and invitees are permitted, as provided in Paragraph 15 of these rules and regulations.

  8. Each tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such premises, and that all utilities shall likewise be carefully and entirely shut off, so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Facility or Landlord. On multiple-tenancy floors, all tenants shall keep the door or doors to the Facility corridors closed at all times except for ingress or egress.

  9. Tenant shall use its reasonable efforts to not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Facility's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for tenant's use.

  10. No tenant shall alter any lock or access device or install any new additional locks or access devices or any bolts on any door of its premises without the prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock, bolt or device. Landlord agrees to cooperate with tenant in coordinating security access and control systems for the premises and the facility. In no event shall tenant install or operate such security systems which are in conflict with systems installed or operated by Landlord.

  11. No tenant shall make or have made additional copies of any keys or access provided by Landlord. Each tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Facility, offices, rooms and toilet rooms which shall have been furnished the tenant or which the tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, tenant shall pay Landlord therefor.

  12. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

  13. No tenant shall use or keep in premises or otherwise on the Facility any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. Any permitted corrosion, flammable or other special wastes shall be handled for disposal as directed by Landlord. No tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.

  14. No tenant shall use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Facility by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any premises of the Facility.

  15. Except as otherwise permitted by Landlord, no cooking shall be done or permitted by any tenant on its premises (except that use by tenant of Underwriters' Laboratory approved equipment for the preparation of beverages and food for tenants and their employees, guests and invitees shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall premises be used for washing clothes or lodging.

  16. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other Facility, nor shall the premises of any tenant be used for the storage of merchandise or

                              Exhibit G - Page 2
for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the premises of any tenant be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such tenant's lease.

  17. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

  18. Landlord will direct electricians as to where and how telephone telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other equipment affixed to all premises shall be subject to the written approval of Landlord.

  19. No tenant without Landlord's prior approval shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Facility. No tenant shall interfere with radio or television broadcasting or reception from or in the Facility or elsewhere.

  20. No tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant of whom, or by whose contractors, employees or invitees, the damage shall have been caused. No tenant shall place floormats or other objects outside the boundaries of its premises.

  21. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Facility except between such hours and at such locations designated by Landlord. Such items shall be carried up and down only in such elevators as shall be designated by Landlord. Tenant shall be responsible for receiving, checking, inspecting and paying for deliveries of such merchandise, supplies, goods, materials, equipment and products addressed to tenant and shall be responsible for moving these items to its premises. Landlord will not accept deliveries for tenants.

  22. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Facility. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to distribute properly the weight thereof. Landlord shall not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Facility by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of the tenant.

  23. No tenant shall place a load upon any floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No tenant shall mark, or drive nails, screw or drill into, the partitions, woodwork or plaster or in any way deface such premises or any part thereof, except as may be reasonably necessary in minor decoration of the premises. No tenant shall mark or defile escalators, elevators, water closets, toilet room walls, windows, doors, or any other part of the Facility or the Common Area.

  24. There shall not be used in any space, or in the public areas of the Common Area, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind (except a wheelchair for an individual) shall be brought by any tenant into or kept in or about the premises.

  25. Each tenant shall store all its trash and garbage within the interior of its premises or within receptacles provided by Landlord. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such time as Landlord shall designate.

  26. Canvassing, soliciting, distribution of handbills or any other written material, and peddling in the Facility are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Facility.

  27. Landlord may in the exterior of the Facility designate and use or authorize the use of areas for shows, festivals or other events, both public and private. Any fees collected from individuals or organizations for the use of such areas may be used by Landlord for any purpose Landlord desires.

  28. Tenant shall: (a) not effect or execute any agreement or other instrument whereby its premises or any part thereof is restricted on the basis of age, religion, sex or national origin in the sale, lease or occupancy thereof; (b) not discriminate in the use or occupancy of any or all of its premises against any person because of age, race, color, sex, religion or national origin, not shall any person be deprived of the right to use its premises or any of the facilities therein by reason of race, color, sex, religion, national origin, or, except where required by law, age: and (c) comply with all federal, state and local laws, ordinances, rules and regulations, in effect

                              Exhibit G - Page 3
from time to time, prohibiting discrimination or segregation by reason of race, religion, color, sex, national origin, or except where dictated by law, age.

  29. Landlord shall have the right, exercisable upon reasonable advance notice and without liability to any tenant, to change the name and address of the Facility and the arrangement and/or location of the Common Area and to install and maintain a sign or signs on the exterior of any building or in any corridor and passageway.

  30. Landlord reserves and shall have the right voluntarily or pursuant to government requirements, at Landlord's expense, to make repairs, alterations or improvements in or to the Facility or any part thereof, and during such repair, alteration or improvement work to temporarily block or close entrances, doors, windows, corridors, elevators, or other Common Area, provided that such temporary blocking or closing shall not unreasonably interfere with any tenant's use and occupancy of its premises or the Facility and take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or the Facility as may be necessary or desirable for the safety, protection or preservation of the Premises or Facility, the Landlord's interest therein, or as may be necessary or desirable in the operation of the Facility.

  31. Landlord reserves the right to grant any tenant the exclusive right to conduct any particular business or undertaking in the Facility.

  32. Landlord reserves the right to exclude or expel from the Facility any person who, in Landlord's judgment is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Facility.

  33. Without the prior written consent of Landlord, no tenant shall use the name of the Facility in connection with or in promoting or advertising the business of tenant except as such tenant's address. Landlord may prohibit any advertisement by any tenant, which in Landlord's opinion, tends to impair the reputation or desirability of the Facility. Upon receipt of written notice from Landlord objecting to such advertising, tenant shall cease and refrain from such advertising.

  34. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

  35. Tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to its premises closed.

  36. Tenants authorized to sell or serve food shall not employ persons who do not have and keep a neat, clean appearance or who are sloppy and careless in their food handling work habits.

  37. The requirements of tenants will be attended to only upon application at the office of the Facility by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

  38. Landlord may waive any one or more of these Rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Facility. Notwithstanding the foregoing, Landlord shall not enforce the rules and regulations against Tenant in a discriminatory manner.

  39. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Facility and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations which are adopted.

  40. The Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any Premises in the Facility. Whenever in these Rules and Regulations the word "tenant" is used it shall apply to and include the tenant under the lease and its agents, employees, customer and vendors. Similarly, the word "Landlord" shall include the Landlord, its agents, employees, contractors and vendors.

  B. Parking Rules and Regulations. The following rules and regulations govern the use of the Parking Facilities which serve the Facility. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

  1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no

                              Exhibit G - Page 4
vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

  2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

  3.   All directional signs and arrows must be observed.

  4. The speed limit within all parking areas shall be five (5) miles per hour or as otherwise posted.

  5.   Parking is prohibited:
       (a)  in areas not striped for parking;

       (b)  in aisles or on ramps, if any;

       (c)  where "no parking" signs are posted;

       (d)  in cross-hatched areas; and

       (e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.


  6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

  7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

  8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

  9. Parking stickers, access cards, or any other device or form of identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

  10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Facility immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the Parking Facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

  11. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Facility within ten (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

  12. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

  13. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

  14. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Parking Facilities as it deems reasonably necessary for the operation of the Parking Facilities.

                                   EXHIBIT H
                                   ---------

                                EXPANSION SPACE
                                ---------------

                               TABLE OF CONTENTS

ARTICLE                                                                                                Page
-------                                                                                                ----
BASIC LEASE INFORMATION................................................................................   i

R E C I T A L S........................................................................................   1
- - - - - - - -

ARTICLE I - DEFINITIONS................................................................................   1

ARTICLE II - PREMISES                                                                                     1
     2.01    LEASE OF PREMISES.........................................................................   1
     2.02    CALCULATIONS OF AREAS.....................................................................   1
     2.03    COMMON AREA...............................................................................   1
     2.04    ACCESS....................................................................................   2

ARTICLE III - TERM AND POSSESSION                                                                         2
     3.01    TERM COMMENCEMENT.........................................................................   2
     3.02    DELIVERY OF POSSESSION....................................................................   2
     3.03    CONDITION OF PREMISES.....................................................................   2

ARTICLE IV - RENT......................................................................................   3
     4.01    BASIC RENT................................................................................   3
     4.02    OPERATING EXPENSES........................................................................   3
     4.03    SECURITY DEPOSIT..........................................................................   3
     4.04    PAYMENT; LATE CHARGES.....................................................................   3
     4.05    ALL PAYMENTS AS RENT......................................................................   4

ARTICLE V - RESTRICTIONS ON USE/COMPLIANCE WITH LAWS...................................................   4
     5.01    USE.......................................................................................   4

ARTICLE VI - ALTERATIONS...............................................................................   4
     6.01    TENANT ALTERATIONS........................................................................   4
     6.02    INSTALLATION OF ALTERATIONS...............................................................   4
     6.03    REMOVAL OF ALTERATIONS....................................................................   5
     6.04    PAYMENT OF LANDLORD'S FEES AND COSTS......................................................   6
     6.05    REMOVAL OF PERSONAL PROPERTY..............................................................   6
     6.06    FAILURE TO REMOVE ITEMS...................................................................   6

ARTICLE VII - REPAIRS..................................................................................   6
     7.01    LANDLORD'S OBLIGATIONS....................................................................   6
     7.02    TENANT'S OBLIGATIONS......................................................................   7
     7.03    TENANT'S FAILURE TO REPAIR................................................................   7

ARTICLE VIII - LIENS...................................................................................   7

ARTICLE IX - ASSIGNMENT AND SUBLETTING.................................................................   7
     9.01    RIGHT TO ASSIGN, SUBLEASE AND ENCUMBER....................................................   7
     9.02    TRANSFER NOTICE...........................................................................   7
     9.03    LANDLORD'S OPTIONS........................................................................   8
     9.04    REASONABLE DISAPPROVAL....................................................................   8
     9.05    ADDITIONAL CONDITIONS.....................................................................   8
     9.06    EXCESS RENT...............................................................................   9
     9.07    RECAPTURE RIGHTS..........................................................................   9
     9.08    NO RELEASE................................................................................   9
     9.09    ADMINISTRATIVE AND ATTORNEYS' FEES........................................................   9
     9.10    EFFECTIVENESS CONDITIONED UPON ASSUMPTION.................................................   9
     9.11    LIABILITY OF TENANT.......................................................................  10
     9.12    RELATED CORPORATION.......................................................................  10

ARTICLE X - INSURANCE AND INDEMNIFICATION..............................................................  10
     10.01   LIMITATION ON LANDLORD'S LIABILITY........................................................  10
     10.02   INDEMNIFICATION OF LANDLORD...............................................................  10
     10.03   LANDLORD'S INDEMNITY......................................................................  11
     10.04   SURVIVAL OF INDEMNITIES...................................................................  11
     10.05   TENANT'S INSURANCE........................................................................  11
     10.06   WAIVER OF SUBROGATION.....................................................................  12

ARTICLE XI - SERVICES AND UTILITIES                                                                                       12
     11.01   MAINTENANCE BY LANDLORD..................................................................................    12
     11.02   DELIVERY OF SERVICES AND UTILITIES.......................................................................    12
     11.03   EQUIPMENT REQUIRING EXCESSIVE UTILITIES..................................................................    12
     11.04   RIGHT TO CURTAIL SERVICES AND UTILITIES..................................................................    12
     11.05   AFTER HOURS AND ADDITIONAL SERVICES......................................................................    13

ARTICLE XII - ESTOPPEL CERTIFICATE....................................................................................    13

ARTICLE XIII - PARKING................................................................................................    13
     13.01   SPACES...................................................................................................    13
     13.02   CONTROL..................................................................................................    14
     13.03   GENERAL PROVISIONS.......................................................................................    14
     13.04   COOPERATION WITH TRAFFIC MITIGATION MEASURES.............................................................    14
     13.05   PARKING RULES AND REGULATIONS............................................................................    14

ARTICLE XIV - SUBSTITUTION............................................................................................    14

ARTICLE XV - SURRENDER OF PREMISES; HOLDING OVER......................................................................    15
     15.01   SURRENDER OF PREMISES....................................................................................    15
     15.02   NO MERGER................................................................................................    15
     15.03   HOLDING OVER.............................................................................................    15

ARTICLE XVI - SUBORDINATION AND QUIET ENJOYMENT.......................................................................    15
     16.01   SUBORDINATION............................................................................................    15
     16.02   QUIET ENJOYMENT..........................................................................................    16

ARTICLE XVII - RULES AND REGULATIONS..................................................................................    16

ARTICLE XVIII - ENTRY.................................................................................................    16

ARTICLE XIX - DEFAULT BY TENANT.......................................................................................    16
     19.01   EVENTS OF DEFAULT........................................................................................    16
     19.02   REMEDIES UPON DEFAULT OR TERMINATION.....................................................................    17
     19.03   DAMAGES UPON TERMINATION.................................................................................    17
     19.04   OPERATING EXPENSES.......................................................................................    18
     19.05   PERFORMANCE BY LANDLORD..................................................................................    18
     19.06   LANDLORD'S SECURITY INTEREST.............................................................................    18
     19.07   REMEDIES CUMULATIVE......................................................................................    18

ARTICLE XX - DAMAGE BY FIRE OR OTHER CASUALTY.........................................................................    18
     20.01   NOTICE OF LOSS...........................................................................................    18
     20.02   SUBSTANTIAL OR TOTAL DAMAGE..............................................................................    18
     20.03   LOSS CAUSED BY TENANT OR TENANT'S EMPLOYEES..............................................................    19
     20.04   DESTRUCTION DURING FINAL YEAR............................................................................    19
     20.05   DESTRUCTION OF TENANT'S PERSONAL PROPERTY, TENANT'S EXTRA IMPROVEMENTS OR PROPERTY OF
             TENANT'S EMPLOYEES.......................................................................................    19
     20.06   EXCLUSIVE REMEDY.........................................................................................    19
     20.07   DELAYS...................................................................................................    19
     20.08   PROPERTY DAMAGE..........................................................................................    19

ARTICLE XXI - EMINENT DOMAIN..........................................................................................    20
     21.01   TOTAL OR SUBSTANTIAL TAKING..............................................................................    20
     21.02   PARTIAL TAKING...........................................................................................    20
     21.03   TEMPORARY TAKING.........................................................................................    20

ARTICLE XXII - SALE BY LANDLORD.......................................................................................    20

ARTICLE XXIII - WAIVER................................................................................................    20

ARTICLE XXIV - NOTICES................................................................................................    21

ARTICLE XXV - OPERATING EXPENSES......................................................................................    21
     25.01   GENERAL..................................................................................................    21
     25.02   PAYMENT OF OPERATING EXPENSES............................................................................    21
     25.03   COMPUTATION OF OPERATING EXPENSES ADJUSTMENT.............................................................    21
     25.04   MINIMUM RENT.............................................................................................    21
     25.05   PRORATION................................................................................................    22

ARTICLE XXVI - TAXES PAYABLE BY TENANT...............................................................................     22
     26.01   PERSONALTY..............................................................................................     22
     26.02   TAXES AS RENT...........................................................................................     22

ARTICLE XXVII - LANDLORD'S DEFAULT...................................................................................     22
     27.01   NOTICE..................................................................................................     22
     27.02   REMEDY FOR BREACH.......................................................................................     22

ARTICLE XXVIII - FORCE MAJEURE.......................................................................................     22

ARTICLE XXIX - LANDLORD'S MORTGAGEES AND LESSORS.....................................................................     22
     29.01   MODIFICATIONS...........................................................................................     22
     29.02   CURE RIGHTS.............................................................................................     22

ARTICLE XXX - SIGNS..................................................................................................     23

ARTICLE XXXI - FINANCIAL STATEMENTS..................................................................................     23

ARTICLE XXXII - EXPANSION OF PREMISES................................................................................     23
     32.01   EXERCISE OF EXPANSION...................................................................................     23
     32.02   EFFECT OF EXERCISE......................................................................................     23
     32.03   TENANT IMPROVEMENTS.....................................................................................     24

ARTICLE XXXIII - RIGHT OF FIRST OFFER................................................................................     25
     33.01   EXERCISE OF RIGHT.......................................................................................     25
     33.02   EFFECT OF EXERCISE......................................................................................     25
     33.03   OPTIONS PERSONAL........................................................................................     25

ARTICLE XXXIV - MISCELLANEOUS........................................................................................     26
     34.01   SUCCESSORS AND ASSIGNS..................................................................................     26
     34.02   ATTORNEYS' FEES.........................................................................................     26
     34.03   LIGHT AND AIR...........................................................................................     26
     34.04   PUBLIC TRANSPORTATION...................................................................................     26
     34.05   HEADINGS................................................................................................     26
     34.06   USE OF PRONOUNS.........................................................................................     26
     34.07   TIME OF THE ESSENCE.....................................................................................     26
     34.09   BROKERS.................................................................................................     26
     34.10   MODIFICATIONS...........................................................................................     26
     34.11   UNENFORCEABLE PROVISIONS................................................................................     26
     34.12   COVENANTS AND CONDITIONS................................................................................     26
     34.13   INCORPORATION...........................................................................................     26
     34.14   RECORDATION OF MEMORANDUM; QUITCLAIM AND RELEASE AGREEMENT..............................................     26
     34.15   ADDITIONAL INSTRUMENTS..................................................................................     27
     34.16   ENTIRE LEASE BETWEEN PARTIES............................................................................     27
     34.17   NONDISCLOSURE OF LEASE TERMS............................................................................     27
     34.18   JOINT AND SEVERAL OBLIGATIONS...........................................................................     27
     34.19   TENANT AS CORPORATION OR PARTNERSHIP....................................................................     27
     34.20   EXAMINATION OF LEASE....................................................................................     27
     34.21   LANDLORD'S AUTHORITY....................................................................................     27

EXHIBITS
--------


EXHIBIT A -   LEGAL DESCRIPTION OF LAND COMPRISING THE FACILITY
EXHIBIT A-1 - SITE PLAN OF THE FACILITY AND THE PROJECT
EXHIBIT B-1 - FLOOR PLAN OF THE PREMISES AT 3347 MICHELSON DRIVE
EXHIBIT B-2 - FLOOR PLAN OF THE PREMISES AT 3355 MICHELSON DRIVE
EXHIBIT C -   DEFINITIONS
EXHIBIT D -   COMMENCEMENT MEMORANDUM
EXHIBIT E-1   PRELIMINARY TENANT IMPROVEMENT AGREEMENT
EXHIBIT E-2   SUBSEQUENT TENANT IMPROVEMENT AGREEMENT
EXHIBIT F -   FORM OF ESTOPPEL CERTIFICATE
EXHIBIT G -   RULES AND REGULATIONS
EXHIBIT H -   EXPANSION SPACE